                                                       Registration No. 33-88576


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         Post-Effective Amendment No. 6
                                       to
                                    FORM S-6


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


A.  Exact Name of Trust:            THE TRAVELERS VARIABLE LIFE INSURANCE
                                    SEPARATE ACCOUNT THREE

B.  Name of Depositor:              THE TRAVELERS INSURANCE COMPANY


C.  Complete Address of Depositor's Principal Executive Offices:

              One Tower Square,
              Hartford, Connecticut  06183

D.  Name and Complete Address of Agent for Service:

              Ernest J. Wright, Secretary
              The Travelers Insurance Company
              One Tower Square
              Hartford, Connecticut  06183

It is proposed that this filing will become effective (check appropriate box):

           immediately upon filing pursuant to paragraph (b)
---------
   X       on May 1, 2001 pursuant to paragraph (b)
---------
           60 days after filing pursuant to paragraph (a)(1)
---------
           on            pursuant to paragraph (a)(1) of Rule 485.
---------     ----------
           this post-effective amendment designates a new effective date --------- for a previously filed post-effective amendment.


E. Title of securities being registered: Pursuant to Rule 24f-2 under the Investment Company Act of 1940 the Registrant hereby declares that an indefinite amount of its variable life insurance policies is being registered under the Securities Act of 1933.

F. Approximate date of proposed public offering: As soon as practicable following the effectiveness of the Registration Statement

         Check the box if it is proposed that this filing will become effective
         on      at     pursuant to Rule 487.
-------     ----    ---                       ------

                         RECONCILIATION AND TIE BETWEEN

                           FORM N-8B-2 AND PROSPECTUS

Item No. of
Form N-8B-2           CAPTION IN PROSPECTUS
-----------           ------------------------
       1              Cover page
       2              Cover page
       3              Safekeeping of the Separate Account's Assets
       4              Distribution of the Policy
       5              The Separate Account
       6              The Separate Account
       7              Not applicable
       8              Not applicable
       9              Legal Proceedings and Opinion
       10             Prospectus Summary; The Insurance Company; The Separate
                      Account; The Investment Options; The Policy;  Transfers
                      of Cash Value; Policy Surrenders and
                      Cash Surrender Value; Voting Rights; Dividends
       11             The Separate Account; The Investment Options
       12             The Investment Options
       13             Charges and Deductions; Distribution of the Policies
       14             The Policy
       15             The Policy
       16             The Separate Account; The Investment Options; Allocation
                      of Premium Payments
       17             Prospectus Summary; Right to Cancel Period; Policy
                      Surrenders and Cash Surrender Value; Policy Loans;
                      Exchange Rights
       18             The Investment Options; Charges and Deductions; Federal
                      Tax Considerations
       19             Reports to Policy Owners
       20             The Insurance Company
       21             Policy Loans
       22             Not applicable
       23             Not applicable
       24             Not applicable
       25             The Insurance Company
       26             Not applicable
       27             The Insurance Company
       28             The Insurance Company; Management
       29             The Insurance Company
       30             Not applicable
       31             Not applicable
       32             Not applicable
       33             Not applicable
       34             Not applicable
       35             Distribution of the Policy
       36             Not applicable
       37             Not applicable
       38             Distribution of the Policy
       39             Distribution of the Policy
       40             Not applicable

Item No. of
Form N-8B-2           CAPTION IN PROSPECTUS
------------          -----------------------
       41             Distribution of the Policy
       42             Not applicable
       43             Not applicable
       44             Valuation of the Separate Account
       45             Not applicable
       46             The Policy; Valuation of the Separate Account; Transfers
                      of Cash Value; Policy Surrenders and Cash Surrender Value
       47             The Separate Account; The Investment Options
       48             The Insurance Company
       49             Safekeeping of the Separate Account's Assets
       50             Not applicable
       51             Prospectus Summary; The Insurance Company; The Policy;
                      Death Benefits; Policy Lapse and Reinstatement
       52             The Separate Account; The Investment Options; Investment
                      Managers
       53             Federal Tax Considerations
       54             Not applicable
       55             Not applicable
       56             Not applicable
       57             Not applicable
       58             Not applicable
       59             Financial Statements

                                  VINTAGELIFE
                   INDIVIDUAL VARIABLE LIFE INSURANCE POLICY

THE TRAVELERS INSURANCE COMPANY                     PROSPECTUSES
CONTRACT PROSPECTUS
TRAVELERS SERIES TRUST                              MAY 1, 2001

                                   PROSPECTUS

This Prospectus describes VintageLife, a modified single premium individual variable life insurance policy (the "Policy") offered by The Travelers Insurance Company (the "Company") and funded by The Travelers Variable Life Insurance Separate Account Three ("Separate Account Three"). Premium payments may be allocated by the Policy Owner to one or more variable funding options (the "Investment Options"). Although the Policy can operate as a single premium policy, additional premium payments may be made under certain circumstances provided there are no outstanding policy loans. The minimum Initial Premium required to issue a Policy is $25,000.

During the Policy's Right to Cancel Period, the Applicant may return the Policy to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after you receive the Policy, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the applicant signs the application for insurance (or later, if state law requires).

There is no guaranteed minimum Cash Value for a Policy. The Cash Value of the Policy will vary to reflect the investment performance of the Investment Options to which you have directed your premium payments. You bear the investment risk under the policy. The Cash Value is reduced by the various fees and charges assessed under the Policy, as described in this Prospectus. The Policy will remain in effect for as long as the Cash Surrender Value can pay the monthly Policy charges, and loan interest due but not paid in cash subject to the Grace Period provision.

We offer two death benefits under the Policy -- the "Level Option" and the "Variable Option." Under either option, the death benefit will never be less than the Amount Insured (less any outstanding Policy loans or Monthly Deduction Amounts due and unpaid). You choose one at the time you apply for the Policy, however, you may change the death benefit option, subject to certain conditions.

Because the Policy is designed to operate generally as a single premium policy, in all but very limited circumstances the Policy will be treated as a modified endowment contract for federal income tax purposes. Policy surrender or loan may result in adverse tax consequences or penalties.

REPLACING EXISTING INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

EACH OF THE UNDERLYING FUND PROSPECTUSES ARE INCLUDED WITH THE PACKAGE CONTAINING THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 2001.

                               TABLE OF CONTENTS

Glossary Of Special Terms..................      3
Prospectus Summary.........................      5
General Description........................      9
How The Policy Works.......................      9
    Payments Made Under the Policy.........      9
    Applying Premium Payments..............     10
The Investment Options.....................     11
Policy Benefits and Rights.................     12
  Transfers of Cash Value..................     12
  Telephone Transfers......................     13
  Automated Transfers......................     13
  Lapse and Reinstatement..................     13
  Exchange Rights..........................     14
  Right to Cancel..........................     14
Access to Cash Values......................     14
    Policy Loans...........................     14
    Cash Value and Cash Surrender Value....     15
Death Benefit..............................     16
    Payment of Proceeds....................     17
    Payment Options........................     18
Maturity Benefits..........................     18
  Maturity Extension Rider.................     18
Charges and Deductions.....................     19
  General..................................     19
  Monthly Deduction Amount.................     19
    Cost of Insurance Charge...............     19
    State Premium Tax Charges..............     20
    Charges for Supplemental Benefit
      Provisions...........................     20
  Charges Against the Separate Account.....     20
    Mortality and Expense Risk Charge......     20
    Administrative Expense Charge..........     20
  Underlying Fund Fees.....................     20
  Surrender Charges........................     20
    Partial Surrenders.....................     21
    Free Withdrawal Allowance..............     21
  Transfer Charge..........................     21
  Reduction or Elimination of Charges......     21
The Separate Account and Valuation.........     22
  The Travelers Variable Life Insurance
    Separate Account Three.................     22
    How the Cash Value Varies..............     22
    Accumulation Unit Value................     22
    Net Investment Factor..................     23
Changes To The Policy......................     23
    General................................     23
    Changes in Stated Amount...............     23
    Changes in Death Benefit Option........     23
Additional Policy Provisions...............     24
  Assignment...............................     24
  Limit on Right to Contest and Suicide
    Exclusion..............................     24
  Misstatement as to Sex and Age...........     24
  Voting Rights............................     24
  Disregard of Voting Instructions.........     24
Other Matters..............................     25
  Statements to Policy Owners..............     25
  Suspension of Valuation..................     25
  Dividends................................     25
  Mixed and Shared Funding.................     25
  Distribution.............................     25
  Legal Proceedings and Opinion............     26
  Experts..................................     26
Federal Tax Considerations.................     26
  General..................................     26
  Tax Status of the Policy.................     27
    Definition of Life Insurance...........     27
    Diversification........................     27
    Investor Control.......................     27
  Tax Treatment of Policy Benefits.........     28
    In General.............................     28
    Modified Endowment Contracts...........     28
    Exchanges..............................     29
    Aggregation of Modified Endowment
      Contracts............................     29
    Policies which are not Modified
      Endowment Contracts..................     29
    Treatment of Loan Interest.............     30
    The Company's Income Taxes.............     30
The Company................................     30
Management.................................     30
  Directors of The Travelers Insurance
    Company................................     30
  Senior Officers of The Travelers
    Insurance Company......................     31
Illustrations..............................     32
Appendix A-Performance Information.........     38
Appendix B-Representative Stated Amounts...     40
Financial Statements of the Separate
  Account..................................
Financial Statements of the Company

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following terms are used throughout the Prospectus and have the indicated meanings:

ACCUMULATION UNIT -- a standard of measurement used to calculate the values allocated to the Investment Options.

AVERAGE NET GROWTH RATE -- an annual measurement of growth, used to determine the next year's mortality and expense risk charge. For each Policy Owner, the rate is determined each Policy Year as follows: total daily earnings of the Investment Option(s) you select, divided by the average amount you allocated during the Policy Year. The daily earnings are measured using the net asset value per share of the Investment Options.

BENEFICIARY(IES) -- the person(s) named to receive the Death Benefit following the Insured's death.

CASH SURRENDER VALUE -- the Cash Value less any outstanding policy loan and surrender charges.

CASH VALUE -- the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Loan Account.

COMPANY'S HOME OFFICE -- the principal executive offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut 06183.

COVERAGE AMOUNT -- an amount equal to the Death Benefit minus the Cash Value.

DEATH BENEFIT -- the amount payable to the Beneficiary if the Insured dies while the Policy is in force.

DEDUCTION DATE -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.

GRACE PERIOD -- the period during which the Policy remains in force after the Company has given notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to pay the Monthly Deduction Amount due or loan interest due but not paid in cash.

INITIAL PREMIUM -- the Premium Payment made in connection with the issuance of a Policy.

INSURED -- the person on whose life the Policy is issued.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate premiums or Cash Value under Separate Account Three.

ISSUE DATE -- the date on which a new Policy is issued by the Company for delivery to the Policy Owner. Policies which replace existing company contracts will maintain the issue date of the original policy.

LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any policy loan, and to which we credit and charge a fixed rate of interest.

LOAN ACCOUNT VALUE -- the amount of any policy loan, plus capitalized loan interest, plus the net rate of return credited to the Loan Account.

MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- a percentage of Cash Value required to qualify this Policy as life insurance under federal tax law.

MONTHLY DEDUCTION AMOUNT -- a monthly charge, deducted from the Policy's Cash Value, which is comprised of the Cost of Insurance charge, the deduction for premium tax, any administrative charge, and any charge for supplemental benefits.

POLICY DATE -- the date on which the Policy becomes effective, which date is used to determine all future cyclical transactions under the Policy (i.e., Deduction Dates, Policy Months, Policy Years).

POLICY MONTH -- monthly periods computed from the Policy Date.

POLICY OWNER (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- annual periods computed from the Policy Date.

SEPARATE ACCOUNT THREE -- The Travelers Variable Life Insurance Separate Account Three, a separate account established by The Travelers Insurance Company for the purpose of funding this Policy.

STATED AMOUNT -- the amount used to determine the Death Benefit under the Policy.

UNDERLYING FUND -- the underlying mutual fund(s) that correspond to each Investment Option. Each Investment Option invests directly in an Underlying Fund.

VALUATION DATE -- a day on which Accumulation Units are valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of 4:00 p.m. Eastern time.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

WHAT IS VARIABLE LIFE INSURANCE?

The modified single premium individual variable life insurance policy is designed to provide insurance protection on the life of the Insured and to build Cash Value. Like other life insurance it provides an income tax free death benefit that is payable to the Beneficiary upon the Insured's death. Unlike traditional fixed-premium life insurance, the Policy allows you, as the owner, to allocate your premium, or transfer Cash Value to various Investment Options. These Investment Options include equity, bond, money market and other types of portfolios. Your Cash Value may increase or decrease daily, depending on investment return. There is no minimum amount guaranteed as it would be in a traditional life insurance policy.

The Policy has a Death Benefit, Cash Surrender Value and other features traditionally associated with a fixed benefit whole life insurance policy. The Policy is "variable" because unlike the fixed benefits of an ordinary whole life insurance contract, the Cash Value and, under certain circumstances, the Death Benefit of the Policy may increase or decrease depending on the investment performance of the Investment Options to which the premium payment(s) and Cash Value have been allocated. The Cash Value will also vary to reflect partial surrenders and Monthly Deduction Amounts. In accordance with the Continuation of Insurance provision of the Policy, the Policy will remain in effect until the Cash Surrender Value is insufficient to cover the Monthly Deduction Amount and loan interest due but not paid. There is no minimum guaranteed Cash Value or Cash Surrender Value and the Policy Owner bears the investment risk associated with an investment in the Investment Options. (See "Valuation of the Separate Account.")

SUMMARY OF VINTAGELIFE FEATURES

INVESTMENT OPTIONS: The Policy is funded by The Travelers Variable Life Insurance Separate Account Three ("Separate Account Three"), a registered unit investment trust separate account established by The Travelers Insurance Company (the "Company"). A Policy Owner allocates premium payments to one or more of the Investment Options available to Separate Account Three. You have the ability to choose from a wide variety of Investment Options. These professionally managed stock, bond and money market Investment Options cover a broad spectrum of investment objectives and risk tolerance. The following Investment Options are currently available under the Policy:

GREENWICH STREET SERIES FUND
  Fundamental Value Portfolio*
SMITH BARNEY ALLOCATION SERIES INC.
  Select Balanced Portfolio
  Select Growth Portfolio
  Select High Growth Portfolio
TRAVELERS SERIES FUND INC.
  AIM Capital Appreciation Portfolio
  Alliance Growth Portfolio
  MFS Total Return Portfolio
  Putnam Diversified Income Portfolio
  Smith Barney High Income Portfolio
  Smith Barney International All Cap Growth
     Portfolio**
  Smith Barney Large Cap Value Portfolio
  Smith Barney Money Market Portfolio
  Travelers Managed Income Portfolio
  Van Kampen Enterprise Portfolio
TRAVELERS SERIES TRUST
  MFS Emerging Growth Portfolio
  Zero Coupon Bond Fund Portfolio
     Series 2005

---------------
*  Formerly Total Return Portfolio

** Formerly Smith Barney International Equity Portfolio

Additional Investment Options may be added from time to time. For more information see "The Investment Options." Refer to each Underlying Fund's prospectus for a complete description of the investment objectives, restrictions and other material information.

PREMIUMS: The minimum Initial Premium is $25,000. Although the Policy can operate as a single premium policy, you can make additional payments under certain circumstances, provided there are no outstanding policy loans. If there are any outstanding loans, any payment received will be treated first as a repayment of the loan rather than an additional premium payment. (See "Additional Premium Payments.") No premiums can be accepted if they would disqualify the Policy as life insurance under federal tax law.

You indicate on your application what percentage of each Net Premium you would like allocated to the Investment Options. You may change your allocations by writing to the Company or by calling 1-800-334-4298.

After the Policy Date and until the applicant's Right to Cancel has expired, the Initial Premium will be allocated to the Smith Barney Money Market Portfolio. After the expiration of the Right to Cancel Period, the cash value will be distributed to each Investment Options in the percentages indicated on your application.

RIGHT TO EXAMINE POLICY: You may return your Policy for any reason and receive a full refund of your premium by mailing us the Policy and a written request for cancellation within a specified period (see "Right to Cancel").

DEATH BENEFITS: At time of application, you select a death benefit option. Under certain conditions you may be able to change the death benefit option at a later date. The options available are:

     - LEVEL OPTION (OPTION 1): the death benefit will be equal to the greater of the Stated Amount or the Minimum Amount Insured.

     - VARIABLE OPTION (OPTION 2): the death benefit will be equal to the greater of the Stated Amount plus the Cash Value or the Minimum Amount Insured.

POLICY VALUES: As with other types of insurance policies, VintageLife will accumulate a Cash Value. The Cash Value of the Policy will increase or decrease to reflect the investment performance of the Investment Options. Monthly charges and any partial surrenders taken will also decrease the Cash Value. There is no minimum guaranteed Cash Value.

     - ACCESS TO POLICY VALUES: You may borrow against your Policy's Cash Surrender Value. The maximum loan amount allowable is 90% of the Cash Surrender Value, subject to state approval. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid by you in advance.

You may cancel all or a portion of your Policy while the Insured is living and receive all or a portion of the Cash Surrender Value. Depending on the amount of time the Policy has been in force, there may be a charge for the partial or full surrender.

TRANSFERS OF POLICY VALUES: You may transfer all or a portion of your Cash Value among the Investment Options. You may do this by writing to the Company or calling 1-800-334-4298.

GRACE PERIOD: If the Cash Surrender Value of your Policy becomes less than the amount needed to pay the Monthly Deduction Amount due or loan interest due but not paid in cash, you will have 61 days to pay a premium that is sufficient to cover the Monthly Deduction Amount. If the premium is not paid, your Policy will lapse.

EXCHANGE RIGHTS: During the first two Policy Years, you can exchange this Policy for one that provides benefits that do not vary with the investment return of the Investment Options.

TAX CONSEQUENCES: Currently, the federal tax law excludes all Death Benefit payments from the gross income of the Beneficiary. In most cases, the Policy will be a modified endowment contract ("MEC"). A MEC has an income-first taxation of all loans, pledges, collateral assignments or partial surrenders. A 10% penalty tax may be imposed on such income distributed before the Policy Owner attains age 59 1/2. Policies which are not MECs receive preferential tax treatment with respect to certain distributions.

CHARGES AND DEDUCTIONS: Your Policy is subject to the following charges, which compensate the Company for administering and distributing the Policy, as well as paying Policy benefits and assuming related risks. These charges are summarized below, and explained in detail under "Charges and Deductions."

POLICY CHARGES:

     - MONTHLY DEDUCTION -- deductions taken from the value of your Policy each month to cover cost of insurance charges, the deduction for premium tax and any charges for optional benefits.

     - FULL SURRENDER CHARGE -- applies if you surrender your Policy for its full Cash Value or the Policy lapses, during the first 9 years and for 9 years after requesting an increase in coverage. The surrender charge consists of a percent of premium charge and a per thousand of face amount charge.

     - PARTIAL SURRENDER CHARGE -- applies if you surrender part of the value of your Policy.

ASSET-BASED CHARGES:

     - MORTALITY AND EXPENSE RISK CHARGE -- applies to the assets of the Investment Options on a daily basis which equals an annual rate of 0.90%. This rate is reduced to 0.75% for the current policy year if the Average Net Growth Rate is 6.5% or greater during the previous policy year.

     - ADMINISTRATIVE EXPENSE CHARGE -- applies to the assets of the Investment Options on a daily basis which equals an annual rate of 0.40%.

     - UNDERLYING FUND FEES -- the Separate Account purchases shares of the Underlying Funds on a net asset value basis. The shares purchased already reflect the deduction of investment advisory fees and other expenses. These fees are shown in the following table.

UNDERLYING FUND EXPENSES
(as a percentage of average net assets of the Underlying Fund as of December 31, 2000, unless otherwise noted.)

                                                                                               TOTAL
                                                                                          ANNUAL OPERATING
                                            MANAGEMENT FEE               OTHER EXPENSES      EXPENSES*
                                            (AFTER EXPENSE               (AFTER EXPENSE    (AFTER EXPENSE
             FUNDING OPTIONS:               REIMBURSEMENT)   12B-1 FEE   REIMBURSEMENT)    REIMBURSEMENT)
----------------------------------------------------------------------------------------------------------
GREENWICH STREET SERIES FUND
    Fundamental Value Portfolio                  0.75%                        0.04%             0.79%(1)
SMITH BARNEY ALLOCATION SERIES INC.
    Select Balanced Portfolio                    0.35%                        0.71%             1.06%(2)
    Select Growth Portfolio                      0.35%                        0.77%             1.12%(2)
    Select High Growth Portfolio                 0.35%                        0.79%             1.14%(2)
THE TRAVELERS SERIES TRUST
    MFS Emerging Growth Portfolio                0.81%                        0.05%             0.86%
    Zero Coupon Bond Fund Portfolio Series
      2005                                       0.10%                        0.05%             0.15%(3)
TRAVELERS SERIES FUND INC.
    AIM Capital Appreciation Portfolio           0.80%                        0.03%             0.83%(4)
    Alliance Growth Portfolio                    0.80%                        0.01%             0.81%(4)
    MFS Total Return Portfolio                   0.80%                        0.04%             0.84%(4)
    Putnam Diversified Income Portfolio          0.75%                        0.12%             0.87%(4)
    Smith Barney High Income Portfolio           0.60%                        0.06%             0.66%(4)
    Smith Barney International All Cap
      Growth Portfolio                           0.90%                        0.08%             0.98%(4)
    Smith Barney Large Cap Value Portfolio       0.65%                        0.01%             0.66%(4)
    Smith Barney Money Market Portfolio          0.50%                        0.03%             0.53%(4)
    Travelers Managed Income Portfolio           0.65%                        0.04%             0.69%(4)
    Van Kampen Enterprise Portfolio              0.70%                        0.03%             0.73%(4)

(1) The Management Fee includes 0.20% for fund administration.

(2) Each Portfolio of the SMITH BARNEY ALLOCATION SERIES INC. (a "fund of funds") invests in the shares of other mutual funds ("underlying funds"). The Management Fee for each Portfolio is 0.35%. While the Portfolios have no direct expenses, the "Other Expenses" figure represents a weighted average of the total expense ratios of the underlying funds as of 1/31/00 (the fiscal year end of the Portfolios).

(3) The Adviser has agreed to reimburse the TRAVELERS ZERO COUPON BOND FUND 2005 for the period ended December 31, 2000. If such expenses were not voluntarily reimbursed, the Other Expenses and Total Annual Operating Expenses would have been 1.34% and 1.44% respectively.

(4) Expenses are as of October 31, 2000 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2000.

 *  Some numbers have been rounded.

                              GENERAL DESCRIPTION
--------------------------------------------------------------------------------

This prospectus describes a modified single premium individual variable life insurance Policy offered by The Travelers Insurance Company ("Company"). The policy offers:

     - A selection of Investment Options

     - A choice of two death benefit options

     - Loans and partial withdrawal privileges

     - The ability to increase or decrease the Policy's face amount of insurance

This Policy is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, Cash Values and other features traditionally associated with life insurance. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured, and Death Benefit may increase or decrease depending on the investment experience of the Investment Options chosen.

There may be differences in your Policy (such as differences in fees, charges and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Consult your Policy for its specific terms.

THE APPLICATION. In order to become a policy owner, you must submit an application to the Company. You must provide evidence of insurability. On the application, you will also indicate:

     - the amount of initial premium you plan to pay; minimum of $25,000

     - your choice of the two death benefit options

     - the beneficiary(ies), and whether or not the beneficiary is irrevocable

     - your choice of Investment Options.

Our underwriting staff will review the application, and, if approved, we will issue the Policy.

                              HOW THE POLICY WORKS
--------------------------------------------------------------------------------

You make one premium payment and direct it to one or more of the available Investment Options. (Under certain circumstances, you may be allowed to make additional purchase payments). The Policy's Cash Value will increase or decrease depending on the performance of the Investment Options you select. In the case of death benefit option 2, the death benefit will also vary based on the Investment Options' performance.

If your Policy is in effect when the Insured dies, we will pay your beneficiary the death benefit (less any outstanding loan account balance and any monthly deduction amount due but not paid). Your Policy will stay in effect as long as the Policy's cash surrender value can pay the Policy's monthly charges and any loan interest due but not paid in cash.

Your Policy becomes effective once our underwriting staff has approved the application and once the first premium payment has been made. The Policy Date is the date we use to determine all future transactions on the policy, for example, the deduction dates, policy months, policy years. The Policy Date may be before or the same date as the Issue Date (the date the policy was issued). The Issue Date may be less than the Policy Date if the Issue Date was adjusted for contestability purposed on an internal coverage replacement. During the underwriting period, any premium paid will be held in a non-interest bearing account.

PAYMENTS MADE UNDER THE POLICY

INITIAL PREMIUM. The Initial Premium is due on or before the Policy Date and is payable in full at the Company's Home Office. The Initial Premium is the guideline single premium for the life insurance coverage provided under the Policy, as determined in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). The minimum Initial Premium is $25,000. Additional Premium Payments may be made under the Policy, as described below. However, if there are any outstanding policy loans, any payment received will be treated first as repayment of loans rather than as an additional Premium Payment.

The Initial Premium purchases a Death Benefit equal to the Policy's Stated Amount (if Option 1 is selected), or to the Policy's Stated Amount plus the Cash Value (if Option 2 is selected). The relationship between the Initial Premium and the Stated Amount depends on the age, sex (where permitted by state law) and risk class of the Insured. Generally, the same Initial Premium will purchase a higher Stated Amount for a younger insured than for an older insured. Likewise, the same Initial Premium will purchase a slightly higher Stated Amount for a female insured than for a male insured of the same age. Also, the same Initial Premium will purchase a higher Stated Amount for a standard Insured than for a substandard Insured. Representative Stated Amounts per dollar of Initial Premium are set forth in Appendix B.

ADDITIONAL PREMIUM PAYMENTS. The circumstances under which additional Premium Payments can be made under the Policy are as follows:

     1. INCREASES IN STATED AMOUNT -- You may request an increase in Stated Amount at any time. If your request is approved, the Company will require you to make an additional Premium Payment in order for an increase in Stated Amount to become effective. The minimum additional Premium Payment permitted by the Company in connection with an increase in Stated Amount is $1,000. (See "Changes in Stated Amount.")

     2. TO PREVENT LAPSE -- If the Cash Surrender Value on any Deduction Day is insufficient to cover the Monthly Deduction Amount or loan interest due but not paid, then you must make an additional Premium Payment during the Grace Period sufficient to cover the Monthly Deduction Amount and loan interest due in order to prevent lapse. The minimum amount of any payment that may be required to be made in this circumstance will be stated in the notice mailed to you in accordance with the Policy; payments in excess of the amount required to prevent lapse will be considered a payment "at your discretion" and consequently subject to the rules described below. If you do not make a sufficient payment, the Policy will lapse and terminate without value. (See "Lapse and Reinstatement.")

     3. AT YOUR DISCRETION -- Additional Premium Payments may be made at your discretion so long as the payment plus the total of all premiums previously paid does not exceed the maximum premium limitation derived from the guideline premium test for life insurance prescribed by the Code. Because of the test, the maximum premium limitation will ordinarily equal the Initial Premium for a number of years after the Policy has been issued. Therefore, discretionary additional Premium Payments normally will not be permitted during the early years of the Policy. Discretionary additional Premium Payments must be at least $250, and may not be paid on or after the Maturity Date.

Any Additional Premium Payments made under the Policy may be subject to new evidence of insurability. Payments received in excess of any Loan Account Value will be treated as an additional Premium Payment.

APPLYING PREMIUM PAYMENTS

We apply the first premium on the later of the Policy Date or the next Valuation Date after we receive it at our Home Office. During the Right to Cancel Period, we allocate Net Premiums to the Smith Barney Money Market Portfolio. At the end of the Right to Cancel Period, we direct the Net Premiums to the Investment Option(s) selected on the application, unless you give us other directions.

The Investment Options are segments of the Separate Account. They correspond to Underlying Funds with the same names. The available Investment Options are listed below.

We credit your policy with accumulation units of the Investment Option(s) you have selected. We calculate the number of accumulation units by dividing your net premium payment by each Investment Option's Accumulation Unit Value computed after we receive your payment.

                             THE INVESTMENT OPTIONS
--------------------------------------------------------------------------------

You may allocate Premium Payments to one or more of the available Investment Options. The Investment Options currently available under the Policy may be added, withdrawn or substituted as permitted by applicable state or federal law. We would notify you before making such a change. Please read carefully the complete risk disclosure in each Underlying Fund's prospectus before investing. For more detailed information on the investment advisers and their services and fees, please refer to the prospectuses for the Underlying Funds. In addition, Travelers has entered into agreements with either the investment adviser or distributor of certain of the Underlying Funds in which the adviser or distributor pays us a fee for providing administrative services, which fee may vary. The fee is ordinarily based upon an annual percentage of the average aggregate net amount invested in the Underlying Funds on behalf of the Separate Account.

--------------------------------------------------------------------------------------------------------------
       INVESTMENT OPTION                     INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
--------------------------------------------------------------------------------------------------------------
GREENWICH STREET SERIES FUND
  Fundamental Value Portfolio    Seeks long-term capital growth with current   Smith Barney Fund Management
                                 income as a secondary objective.              LLC "SBFM"
SMITH BARNEY ALLOCATION SERIES
INC.
  Select Balanced Portfolio      Seeks a balance of growth of capital and      Travelers Investment Adviser
                                 income by investing in a select group of      ("TIA")
                                 mutual funds.
  Select Growth Portfolio        Seeks long-term growth of capital by          TIA
                                 investing in a select group of mutual funds.
  Select High Growth Portfolio   Seeks capital appreciation by investing in a  TIA
                                 select group of mutual funds.
TRAVELERS SERIES FUND INC.
  AIM Capital Appreciation       Seeks capital appreciation by investing       TIA
  Portfolio                      principally in common stock, with emphasis    Subadviser: AIM Capital
                                 on medium-sized and smaller emerging growth   Management Inc.
                                 companies.
  Alliance Growth Portfolio      Seeks long-term growth of capital by          TIA
                                 investing predominantly in equity securities  Subadviser: Alliance Capital
                                 of companies with a favorable outlook for     Management L.P.
                                 earnings and whose rate of growth is
                                 expected to exceed that of the U.S. economy
                                 over time. Current income is only an
                                 incidental consideration.
  MFS Total Return Portfolio     Seeks to obtain above-average income          TIA
                                 (compared to a portfolio entirely invested    Subadviser: MFS
                                 in equity securities) consistent with the
                                 prudent employment of capital. Generally, at
                                 least 40% of the Portfolio's assets will be
                                 invested in equity securities.
  Putnam Diversified Income      Seeks high current income consistent with     TIA
  Portfolio                      preservation of capital. The Portfolio will   Subadviser:
                                 allocate its investments among the U.S.       Putnam Investment Management,
                                 Government Sector, the High Yield Sector,     Inc.
                                 and the International Sector of the fixed
                                 income securities markets.

--------------------------------------------------------------------------------------------------------------
       INVESTMENT OPTION                     INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
--------------------------------------------------------------------------------------------------------------
TRAVELERS SERIES FUND INC.
(CONT'D)
  Smith Barney High Income       Seeks high current income. Capital            SBFM
  Portfolio                      appreciation is a secondary objective. The
                                 Portfolio will invest at least 65% of its
                                 assets in high-yielding corporate debt
                                 obligations and preferred stock.
  Smith Barney International     Seeks total return on assets from growth of   SBFM
  All Cap Growth Portfolio       capital and income by investing at least 65%
                                 of its assets in a diversified portfolio of
                                 equity securities of established non-U.S.
                                 issuers.
  Smith Barney Large Cap Value   Seeks current income and long-term growth of  SBFM
  Portfolio                      income and capital by investing primarily,
                                 but not exclusively, in common stocks.
  Smith Barney Money Market      Seeks maximum current income and              SBFM
  Portfolio                      preservation of capital by investing in high
                                 quality, short-term money market
                                 instruments. An investment in this fund is
                                 neither insured nor guaranteed by the U.S.
                                 Government, and there is no assurance that a
                                 stable $1 value per share will be
                                 maintained.
  Travelers Managed Income       Seeks high current income consistent with     TIA
  Portfolio                      prudent risk of capital through investments
                                 in corporate debt obligations, preferred
                                 stocks, and obligations issued or guaranteed
                                 by the U.S. Government or its agencies or
                                 instrumentalities.
  Van Kampen Enterprise          Seeks capital appreciation through            SBFM
  Portfolio                      investment in securities believed to have     Subadviser: Van Kampen Asset
                                 above-average potential for capital           Management, Inc
                                 appreciation. Any income received on such
                                 securities is incidental to the objective of
                                 capital appreciation.
THE TRAVELERS SERIES TRUST
  MFS Emerging Growth Portfolio  Seeks long-term growth of capital. Dividend   Travelers Asset Management
                                 and interest income from portfolio            International Company LLC
                                 securities, if any, is incidental.            ("TAMIC")
                                                                               Subadviser: Massachusetts
                                                                               Financial Services Company
                                                                               ("MFS")
                                                                               MFS
  Zero Coupon Bond Fund          Seeks to provide as high an investment        TAMIC
  Portfolio Series 2005          return as consistent with the preservation
                                 of capital investing in primarily zero
                                 coupon securities that pay cash income but
                                 are acquired by the Portfolio at substantial
                                 discounts from their values at maturity. The
                                 Zero Coupon Bond Portfolio may not be
                                 appropriate for Policy Owners who do not
                                 plan to have their premiums invested in
                                 shares of the Portfolio for the long term or
                                 until maturity.

                           POLICY BENEFITS AND RIGHTS
--------------------------------------------------------------------------------

TRANSFERS OF CASH VALUE

As long as the Policy remains in effect, you may make transfers of Cash Value between Investment Options. We reserve the right to restrict the number of free transfers to four times in any Policy Year and to charge $10 for each additional transfer; however, there is currently no charge for transfers. We also reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things, not accept: (1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or (2) the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner. We further reserve the right to limit transfers that we determine will disadvantage other contract owners.

The number of Accumulation Units credited to the Investment Option as a result of the transfer will be determined by dividing the transferred amount by the Accumulation Unit Value of that Investment Option. The Accumulation Unit Value will be determined on the Valuation Date on which the Company receives the written request for a transfer.

TELEPHONE TRANSFERS

The Policy Owner may make the request in writing by mailing such request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company's liability for any losses due to fraudulent telephone transfer requests.

AUTOMATED TRANSFERS

DOLLAR-COST AVERAGING
You may establish automated transfers of Policy Values on a monthly or quarterly basis from any Investment Option(s) to any other available Investment Option(s) through written request or other method acceptable to the Company. You must have a minimum total Policy Value of $5,000 to enroll in the Dollar-Cost Averaging program. The minimum total automated transfer amount is $100.

You may start or stop participation in the Dollar-Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the Policy Value, Policy Owners should consider the risks involved in switching between investments available under this Policy. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

PORTFOLIO REBALANCING
Once you allocate your money among the Investment Options, performance of each Underlying Fund may cause your allocations to differ from your original allocation. You may elect to have the Company periodically reallocate values in your policy.

LAPSE AND REINSTATEMENT

The Policy will remain in effect until the Cash Surrender Value of the Policy can no longer cover the Monthly Deduction Amount or loan interest due but not paid. If this happens we will notify you in writing that if the amount shown in the notice is not paid within 61 days (the "Grace Period"), the Policy may lapse. The amount shown will be enough to pay the deduction amount due. The Policy will continue through the Grace Period, but if no payment is received by us, it will terminate at the end of the Grace Period. If the person Insured under the Policy dies during the Grace Period, the Death Benefit payable will be reduced by the Monthly Deduction Amount due plus the amount of any outstanding loan and unpaid loan interest. (See "Death Benefit," below.)

If the Policy lapses, you may reinstate the Policy by paying the reinstatement premium (and any applicable charges) shown in the Policy. You may request reinstatement within three years of lapse (unless a different period is required under applicable state law). Upon reinstatement, the Policy's Cash Value will equal the Net Premium. In addition, the Company reserves the right to require satisfactory evidence of insurability.

EXCHANGE RIGHTS

Once the Policy is in effect, it may be exchanged during the first 24 months for a general account life insurance policy issued by the Company (or an affiliated company) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. You have the right to select the same Death Benefit or Net Amount At Risk as the former Policy at the time of exchange. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding Policy loan must be repaid before we will make an exchange. In addition, there may be an adjustment for the difference in Cash Value between the two Policies.

RIGHT TO CANCEL

An Applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of:

     (1) 10 days after delivery of the Policy to you

     (2) 45 days of completion of the Policy application

     (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or

     (4) later if required by state law.

We will refund the greater of all premium payments or the sum of:

     (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Investment Option(s),

     (2) the value of the amounts allocated to the Investment Option(s) on the date on which the Company receives the returned Policy, and

     (3) any fees and other charges imposed on amounts allocated to the Investment Option(s).

We will make the refund within seven days after we receive your returned Policy.

                             ACCESS TO CASH VALUES
--------------------------------------------------------------------------------

POLICY LOANS

A Policy Owner may obtain a cash loan from the Company secured by the Policy not to exceed 90% of the Policy's Cash Value (determined on the day on which the Company receives the written loan request), less any surrender penalties (See "Surrender Charges"). Subject to state law, no loan requests may be made for amounts of less than $500.

If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan request. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid in advance by the Policy Owner. Loans made during the first ten Policy Years will be made at a 2% net cost on principal, and a 1% net cost on earnings. Loans made after the tenth Policy Year will be made at 2% net cost on principal and 0% net cost on earnings. Additionally, loans may be taken at any time at 0% net cost for the purchase of a Travelers long-term care policy, where permitted by state law.

Loans will be taken from earnings first, and then from premium.

For these purposes, "earnings" represents any unloaned Cash Value, minus the total premiums paid under the Policy. Loans taken against earnings will be charged an interest rate of 4.75% during the first ten Policy Years, and 3.85% for Policy Year 11 and thereafter. Loans taken against premium will be charged an interest rate of 5.65% in all Policy Years. Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4%, and will not be affected by the investment performance of the Investment Options. The rate of return credited to amounts held in the Loan Account will be transferred back to the Investment Options on a pro rata basis after each Policy Year. The Policy's "Loan Account Value" is equal to amounts transferred from the Investment Options to the Loan Account when a loan is taken, plus capitalized loan interest, plus the net rate of return credited to the Loan Account that has not yet been transferred back to the Investment Options. Loan repayments reduce the Loan Account Value, and increase the Cash Value in the Investment Options.

The amount of the loan will be transferred as of the date the loan is made on a pro rata basis from each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise) to another account (the "Loan Account"). Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4% (6% in New York and Massachusetts) and will not be affected by the investment performance of the Investment Options. When loan repayments are made, the amount of the repayment will be deducted from the Loan Account and will be reallocated based upon premium allocation percentages among the Investment Options applicable to the Policy (unless the Policy Owner states otherwise). The Company will make the loan to the Policy Owner within seven days after receipt of the written loan request.

An outstanding loan amount decreases the Cash Surrender Value. If a maximum loan is taken or a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Policy to lapse (see "Lapse and Reinstatement"). For example, if a Policy has a Cash Surrender Value of $10,000, the Policy Owner may take a loan of 90% or $9,000, leaving a new Cash Surrender Value of $1,000. In addition, the Death Benefit actually payable would be decreased because of the outstanding loan. Furthermore, even if the loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since the Policy Owner was not credited with the investment experience of an Investment Option on the amount in the Loan Account while the loan was outstanding. All or any part of a loan secured by a Policy may be repaid while the Policy is still in effect.

CASH VALUE AND CASH SURRENDER VALUE

The Cash Value of a Policy changes on a daily basis and will be computed on each Valuation Date. The Cash Value will vary to reflect the investment performance of the Investment Options, as well as any partial surrenders, Monthly Deduction Amount, daily Separate Account charges, and any additional Premium Payments. There is no minimum guaranteed Cash Value.

The Cash Value of a particular Policy is related to the net asset value of the Investment Options to which premium payments on the Policy have been allocated. The Cash Value on any Valuation Date is calculated by multiplying the number of Accumulation Units credited to the Policy in each Investment Option as of the Valuation Date by the current Accumulation Unit Value of that Investment Option, then adding the collective result for each of the Investment Options credited to the Policy, and finally adding the value (if any) of the Loan Account. A Policy Owner may withdraw Cash Value from the Policy, or transfer Cash Value among the Investment Options, on any Valuation Date.

As long as the Policy is in effect, and before the Maturity Date a Policy Owner may elect, without the consent of the Beneficiary (provided the designation of Beneficiary is not irrevocable), to surrender the Policy and receive its "Cash Surrender Value"; i.e., the Cash Value of the Policy determined as of the day the Company receives the Policy Owner's written request, less any outstanding Policy loan, and less any applicable Surrender Charges. For full surrenders, the Company will pay the Cash Surrender Value of the Policy within seven days following its receipt of the written request, or on the date requested by the Policy Owner, whichever is later. The Policy will terminate on the Deduction Date next following the Company's receipt of the written request, or on the Deduction Date next following the date on which the Policy Owner requests the surrender to become effective, whichever is later.

In the case of partial surrenders, the Cash Surrender Value will be equal to the amount requested to be surrendered minus any applicable Surrender Charges. The deduction from Cash Value for a partial surrender will be made on a pro rata basis against the Cash Value of each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise in writing).

In addition to reducing the Cash Value of the Policy, partial surrenders will reduce the Death Benefit payable under the Policy. Under Option 1, the Stated Amount of the Policy will be reduced by the amount of the partial surrender. Under Option 2, the Cash Value, which is part of the Death Benefit, will be reduced by the amount of the partial surrender. The Company may require return of the Policy to record such reduction.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the Insured's death. The Death Benefit will be reduced by any outstanding charges, fees and Policy loans. All or part of the Death Benefit may be paid in cash or applied to one or more of the payment options described in the following pages.

You may elect one of two Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will be at least the current Stated Amount of the Policy less any outstanding Policy loan and unpaid Deduction Amount due. The Death Benefit under either option may vary with the Cash Value of the Policy. Under Option 1 (the "Level Option"), the Death Benefit will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the "Minimum Amount Insured"). Under Option 2 (the "Variable Option"), the Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy's Cash Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured. The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages. For attained ages not shown, the applicable percentages will decrease evenly:

ATTAINED AGE            PERCENTAGE
------------            ----------
    0-40                   250
      45                   215
      50                   185
      55                   150
      60                   130
      65                   120
      70                   115
      75                   105
      95+                  100

Federal tax law imposes another cash funding limitation on cash value life insurance Policies that may increase the Minimum Amount Insured shown above. This limitation known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance Policies.

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Options 1 and 2 of the Policy. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

OPTION 1 -- "LEVEL" DEATH BENEFIT

STATED AMOUNT: $50,000

In the following examples of an Option 1 "Level" Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

OPTION 2 -- "VARIABLE" DEATH BENEFIT

STATED AMOUNT: $50,000

In the following examples of an Option 2 "Variable" Death Benefit, the Death Benefit varies with the investment performance of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($50,000 + $60,000 = $110,000).

PAYMENT OF PROCEEDS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid will be adjusted to reflect any Policy loan, any Monthly Deductions Amount due but unpaid, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See "Assignment".)

Subject to state law, if the Insured commits suicide within two years following the Issue Date limits on the amount of Death Benefit paid will apply. (See "Limit on Right to Contest and Suicide Exclusion,") In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the

Monthly Deduction Amount due against the Cash Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Cash Value and Cash Surrender Value," for effects of partial surrenders on Death Benefits.)

PAYMENT OPTIONS

We will pay policy proceeds in a lump sum, unless you or the Beneficiary select one of the Company's payment options. We may defer payment of proceeds which exceed the Death Benefit for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless we consent to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options.

     The following payment options are available under the Policy:

     OPTION 1 -- Payments of a Fixed Amount

     OPTION 2 -- Payments for a Fixed Period

     OPTION 3 -- Amounts Held at Interest

     OPTION 4 -- Monthly Life Income

     OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

     OPTION 6 -- Joint and Survivor Monthly Life Income-Two-thirds to Survivor

     OPTION 7 -- Joint and Last Survivor Monthly Life Income-Monthly Payment
                 Reduces on Death of First Person Named

     OPTION 8 -- Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                               MATURITY BENEFITS
--------------------------------------------------------------------------------

If the Insured is living on the Maturity Date, the Company will pay you the Policy's Cash Value less any outstanding Policy loan or unpaid Deduction Amount. You must surrender the Policy to us before we make a payment, at which point the Policy will terminate and we will have no further obligations under the Policy.

MATURITY EXTENSION RIDER

When the Insured reaches age 99, and at any time during the twelve months thereafter, you may request that coverage be extended beyond the Maturity Date (the "Maturity Extension Benefit"). This Maturity Extension Benefit may not be available in all jurisdictions. If we receive such request before the Maturity Date, the Policy will continue until the earlier of the death of the Insured or the date on which the Policy Owner requests that the Policy terminate. When the Maturity Extension Benefit ends, a Death Benefit consisting of the Cash Value less any loan outstanding will be paid. The Death Benefit is based on the experience of the Investment Options selected and is not guaranteed. After the Maturity Date, periodic Deduction Amounts will no longer be charged against the Cash Value and additional premiums will not be accepted.

We intend that the Policy and the Maturity Extension Benefit will be considered life insurance for tax purposes. The Death Benefit is designed to comply with
Section 7702 of the Internal Revenue Code of 1986, as amended, or other equivalent section of the Code. However, we do not give tax advice, and cannot guarantee that the Death Benefit and Cash Value will be exempt from any future tax liability. The tax results of any benefits under the Maturity Extension provision depend upon interpretation of the Internal Revenue Code. You should consult your own personal tax adviser prior to the exercise of the Maturity Extension Benefit to assess any potential tax liability.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Policies;

     - the ability for you to obtain a loan under the Policies;

     - the death benefit paid on the death of the Insured;

     - the available Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing);

     - administration of the various elective options available under the Policies; and

     - the distribution of various reports to policy owners.

Costs and expenses we incur include:

     - expenses associated with underwriting applications, increases in the Stated Amount, and riders;

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;

     - sales and marketing expenses including commission payments to your sales agent; and

     - other costs of doing business.

Risks we assume include:

     - that insureds may live for a shorter period of time than estimated resulting in the payment of greater death benefits than expected; and

     - that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the Surrender Charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

MONTHLY DEDUCTION AMOUNT

We will deduct a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount is deducted pro rata from each of the Investment Options' values attributable to the Policy. The amount is deducted on the first day of each Policy Month (the "Deduction Date"), beginning on the Policy Date. The dollar amount of the Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of the Cost of Insurance Charge, deduction for premium tax and any Charges for Supplemental Benefit Provisions. These are described below:

COST OF INSURANCE CHARGE

The Cost of Insurance Charge is a significant charge under your Policy because it is the primary charge for the death benefit we provide you. We determine the Cost of Insurance in a manner that reflects the anticipated mortality of the Insured. Because the Cost of Insurance depends on a number of factors (age, gender (where applicable), policy duration), the cost will vary from policy to policy.

The amount of the Cost of Insurance deduction also depends on the amount of insurance coverage on the date of the deduction and the current cost per dollar for insurance coverage. The cost per dollar of insurance coverage varies annually and is based on age, sex and risk class of the Insured.

STATE PREMIUM TAX CHARGES

Premium tax charges are not deducted at the time that a premium is made, although the Company does pay state premium taxes attributable to a particular Policy when those taxes are incurred. To reimburse the Company for payment of such taxes, during the first ten years following a premium payment made before the 10th Policy Anniversary, a premium tax charge of 0.20% per year will apply. Premium taxes vary from state to state and currently range from 0.75% to 3.5%. Because there is a range of premium tax rates, you may pay premium tax charges in total that are higher or lower than the premium tax actually assessed or not assessed in your jurisdiction.

CHARGES FOR SUPPLEMENTAL BENEFIT PROVISIONS

If you elect any supplemental benefits for which there is a charge, the Company will include a supplemental benefits charge in the Monthly Deduction Amount. The amount of this charge will vary depending upon the actual supplemental benefits selected.

CHARGES AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge for mortality and expense risks. This charge is at an annual rate of 0.90% of the assets in the Investment Options. The annual rate will be reduced to 0.75% of the assets in the Investment Options for the current Policy Year if the Average net Growth Rate is 6.5% or greater during the previous Policy Year. This determination is made on an annual basis. This charge compensates us for various risks assumed, benefits provided and expenses incurred.

ADMINISTRATIVE EXPENSE CHARGE

We deduct a daily charge for administrative expenses incurred by us. The charge is set at an annual rate of up to 0.40% of the assets in the Investment Options.

UNDERLYING FUND FEES

Separate Account Three purchases shares of the Underlying Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted. The investment advisory fees and other expenses paid by each of the Underlying Funds are described in the individual Underlying Fund prospectuses.

SURRENDER CHARGES

A percent of premium surrender charge will be imposed upon full surrenders of the Policy that occur within nine (9) years after the Company has received any Premium Payments under the Policy. For partial surrenders a percentage of amount surrendered will be charged. This charge is intended to cover certain expenses relating to the sale of the Policy, including commissions to registered representatives and other promotional expenses. To the extent that the surrender charges assessed under the Policy are less than the sales commissions paid with respect to the Policy, the Company will pay the shortfall from its general account assets, which will include any profits it may derive from charges imposed under the Policy. (See also "Cash Value and Cash Surrender Value.") Surrenders charges are determined as follows:

        YEARS SINCE                       FULL SURRENDERS                  PARTIAL SURRENDERS
    PREMIUM PAYMENT MADE                   (% OF PREMIUM)               (% OF AMOUNT SURRENDERED)
-------------------------------------------------------------------------------------------------
       up to 2 years                            7.5%                               7.5%
           3 or 4                                 7%                                 7%
             5                                  6.5%                               6.5%
             6                                    6%                                 6%
             7                                    5%                                 5%
             8                                    4%                                 4%
             9                                    3%                                 3%
   Year 10 and Thereafter                         0%                                 0%

PARTIAL SURRENDERS. The Company will impose a surrender charge equal to a percentage of the amount surrendered for partial surrenders in excess of the free withdrawal amount described below. The surrender charge will be limited so that the total charge for partial surrenders will not exceed the charge that would apply to a full surrender of the Policy.

For purposes of determining the surrender charge percentage that will apply to a partial surrender, surrender charges are calculated on a "last-in, first-out basis." This means that any partial withdrawal in excess of the free withdrawal amount will be taken against premiums in the reverse order in which they were made, if more than one premium was paid under the Policy. Surrender charges will be assessed only against that portion of the partial withdrawal taken from premium payment(s).

FREE WITHDRAWAL ALLOWANCE. The Company will permit partial surrenders of the Policy's earnings in an amount of up to 10% of the Policy's Cash Value each year (beginning with the Second Policy Year) without the imposition of a surrender charge. The amount of Cash Value available for free withdrawal will be determined on the Policy Anniversary on or immediately prior to the date that the partial surrender request is received. The amount of earnings available for withdrawal will be determined on the date the request for such withdrawal is received by the Company.

TRANSFER CHARGE

There is currently no charge for transfers. The Company reserves the right to limit free transfers of Cash Value from one Investment Option to another by the Policy Owner to four times in any Policy Year, (twelve times for policies issued in the state of New York), and to charge $10 for any additional transfers. Further restrictions on transfers are described in the Policy Benefits and Rights section.

REDUCTION OR ELIMINATION OF CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, surrender charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate the withdrawal charge, mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

                       THE SEPARATE ACCOUNT AND VALUATION
--------------------------------------------------------------------------------

THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT THREE ("SEPARATE ACCOUNT THREE")

The Travelers Variable Life Insurance Separate Account Three was established on September 23, 1994 under the insurance laws of the state of Connecticut. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940. A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits. You may access the SEC's website (http://www.sec.gov) to view the entire Registration Statement. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.

The assets of Separate Account Three are invested exclusively in shares of the Investment Options. The operations of Separate Account Three are also subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Under Connecticut law, the assets of Separate Account Three will be held for the exclusive benefit of Policy Owner. The assets held in Separate Account Three are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.

All investment income and other distributions of the Investment Options are payable to Separate Account Three. All such income and/or distributions are reinvested in shares of the respective Underlying Fund at net asset value shares of the Underlying Funds are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

HOW THE CASH VALUE VARIES. We calculate the Policy's Cash Value each day the New York Stock Exchange is open for trading (a "Valuation Date"). A Policy's Cash Value reflects a number of factors, including Premium Payments, partial surrenders, loans, Policy charges, and the investment performance of the Investment Option(s) chosen. The Policy's Cash Value on a Valuation Date equals the sum of all accumulation units for each Investment Option chosen, plus the Loan Account Value.

The Separate Account purchases shares of the Underlying Funds at net asset value (i.e., without a sales charge). The Separate Account receives all dividends and capital gains distributions from each Underlying Fund, and reinvests in additional shares of that Underlying Fund. The Accumulation Unit Value reflects the reinvestment of any dividends or capital gains distributions declared by the Underlying Fund. The Separate Account will redeem Underlying Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In order to determine Cash Value, Cash Surrender Value, policy loans and the number of Accumulation Units to be credited, we use the values calculated as of 4:00 p.m. Eastern time on each Valuation Date we receive the written request, or payment in good order, at our Home Office.

ACCUMULATION UNIT VALUE. Accumulation Units measure the value of the Investment Options. The value for each Investment Option's Accumulation Unit is calculated on each Valuation Date. The value equals the Accumulation Unit value for the preceding valuation period multiplied by the Underlying Fund's Net Investment Factor during the next Valuation Period. (For example, to calculate Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.)

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment performance.

NET INVESTMENT FACTOR. For each Investment Option, the value of its Accumulation Unit depends on the net rate of return for the corresponding Underlying Fund. We determine the net rate of return at the end of each Valuation Period (that is, the period of time beginning at 4:00 p.m. Eastern time, and ending at 4:00 p.m. Eastern time on the next Valuation Date). The net rate of return reflects the investment performance of the Investment Option, includes any dividends or capital gains distributed, and is net of the Separate Account charges.

                             CHANGES TO THE POLICY
--------------------------------------------------------------------------------

GENERAL

Once the policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

     - increases in the stated amount of insurance;

     - changing the death benefit from Option 1 to Option 2

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

     - decreases in the stated amount of insurance

     - changing the death benefit from Option 2 to Option 1

     - changes to the way your premiums are allocated (Note: with proper authorization on file, you can also make these changes by telephone)

     - changing the beneficiary (unless irrevocably named)

Written requests for changes should be sent to the Company's Home Office at One Tower Square, Hartford, Connecticut, 06183. The Company's telephone number is
(860) 277-0111.

CHANGES IN STATED AMOUNT

You may request in writing an increase or decrease in the Policy's Stated Amount, provided that the Stated Amount after any decrease may not be less than the minimum amount of $25,000. For purposes of determining the cost of insurance charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:

     1) against the most recent increase in the Stated Amount;

     2) to other increases in the reverse order in which they occurred;

     3) to the initial Stated Amount.

A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner.

For increases in the Stated Amount, we may require a new application and evidence of insurability as well as an additional premium payment. The effective date of any increase will be shown on the new Policy Summary which we will send. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Applicant. There is no additional charge for a decrease in Stated Amount.

CHANGES IN DEATH BENEFIT OPTION

You may change the Death Benefit option by sending a written request to the Company. There is no direct tax consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At

Risk, and with some Option 2 to Option 1 changes involving substantially funded Policies, there may be a cash distribution which is included in your gross income. The Cost of Insurance Charge which is based on the Net Amount At Risk may be different in the future. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $25,000. A charge from Option 1 to Option 2 also subject to underwriting. Contact your registered representative for more information.

                          ADDITIONAL POLICY PROVISIONS
--------------------------------------------------------------------------------

ASSIGNMENT

The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

LIMIT ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

We may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender, (ii) the amount of any outstanding Policy loan, and (iii) the amount of any unpaid Deduction Amount due. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the premium paid for such increase (subject to state law).

MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

VOTING RIGHTS

The Company is the legal owner of the underlying fund shares. However, we believe that when an underlying fund solicits proxies, we are required to obtain from policy owners who have chosen those investment options instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. If we determine that we no longer need to comply with this voting method, we will vote on the shares in our own right.

DISREGARD OF VOTING INSTRUCTIONS

When permitted by state insurance regulatory authorities, we may disregard voting instructions if the instructions would cause a change in the investment objective or policies of the Separate Account or an Investment Option, or if it would cause the approval or disapproval of an investment advisory Policy of an Investment Option. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of any Investment Options which are initiated by a Policy Owner if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or if we determine that the change would have an adverse effect on our general account (i.e., if the proposed investment policy for an Investment Option may result in overly speculative or unsound investments.) If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Policy Owners.

                                 OTHER MATTERS
--------------------------------------------------------------------------------

STATEMENTS TO POLICY OWNERS

We will maintain all records relating to the Separate Account and the Investment Options. At least once each Policy Year, we will send you a statement containing the following information:

     - the Stated Amount and the Cash Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value);

     - the date and amount of each Premium Payment;

     - the date and amount of each Monthly Deduction;

     - the amount of any outstanding Policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

     - the date and amount of any partial surrenders and the amount of any partial surrender charges;

     - the annualized cost of any supplemental benefits purchased under the Policy; and

     - a reconciliation since the last report of any change in Cash Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

SUSPENSION OF VALUATION

We reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange ("Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when the SEC determines so that disposal of the securities held in the Underlying Funds is not reasonably practicable or the value of the Investment Option's net assets cannot be determined; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.

DIVIDENDS

No dividends will be paid under the Policy.

MIXED AND SHARED FUNDING

It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity Separate Accounts to invest in the Investment Options simultaneously. This is called mixed funding. Certain funds may be available to variable products of other companies not affiliated with Travelers. This is called "shared funding." Although we -- and the Underlying Funds -- do not anticipate any disadvantages either to variable life insurance or to variable annuity Policy Owners, the Underlying Funds' Boards of Directors intend to monitor events to identify any material conflicts that may arise and to determine what action, if any, should be taken. If any of the Underlying Funds' Boards of Directors conclude that separate mutual funds should be established for variable life insurance and variable annuity Separate Accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined mutual fund. Please consult the prospectuses of the Underlying Funds for additional information.

DISTRIBUTION

The Company intends to sell the Policies in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies will be sold by life insurance sales representatives who are registered representatives of the Company or certain other registered broker-dealers. The maximum commission payable by the Company for distribution will be 6.50% of premiums. Any sales representative or employee will have been qualified to sell variable life insurance Policies under applicable federal and state laws. Each broker/dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc. Travelers Distribution LLC, One Tower Square, Hartford, CT 06183, an affiliated company, serves as principal underwriter of the Policies.

LEGAL PROCEEDINGS AND OPINION

There are no pending legal proceedings affecting the Separate Account. There is one material pending legal proceeding, other than ordinary routine litigation incidental to business, to which the Company is a party.

THE TRAVELERS INSURANCE COMPANY

In March 1997, a purported class action entitled Patterman v. The Travelers, Inc., et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. From February 1998 through April 2000, various motions for transfer of the lawsuit were heard and appealed. In April 2000, the matter was remanded to the Superior Court of Richmond County by the Georgia Supreme Court. Also, in April 2000 defendants moved for summary judgement on all counts of the complaint. Discovery commenced in May 2000. Defendants intend to vigorously contest the litigation.

Legal matters in connection with federal laws and regulations affecting the issue and sale of the Policy described in this Prospectus and the organization of the Company, its authority to issue the Policy under Connecticut law and the validity of the forms of the Policy under Connecticut law have been passed on by the General Counsel of the Company.

EXPERTS

The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The financial statements of The Travelers Variable Life Insurance Separate Account Three as of December 31, 2000 and for each of the years in the three-year period ended December 31, 2000 have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL

The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.

THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.

TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.

The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Investment Options, intends to comply with these requirements. Although the Company does not control the Underlying Funds, it intends to monitor the investments of the Underlying Funds to ensure compliance with the diversification requirements prescribed by the Treasury Department.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the Separate Accounts used to support their contract. In those circumstances, income and gains from the Separate Account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not owners of separate account assets. For example, a Policy Owner of this Policy has additional flexibility in allocating payments and cash values. These differences could result in the Policy Owner being treated as the owner of the assets of the Separate Account. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore, it is important to check with a tax adviser prior to the purchase of a policy.

MODIFIED ENDOWMENT CONTRACTS

A modified endowment contract is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract but which fails to satisfy a 7-pay test. This failure could occur with contracts entered into after June 21, 1988, or with certain older contracts materially changed after that date. A Section 1035 exchange of an older contract into a contract after that date will not by itself cause the new contract to be a modified endowment contract if the older contract had not become one prior to the exchange. However, the new contract must be re-tested under the 7-pay test rules.

A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to Stated Amount made in the first seven years will cause a retest of the cumulative amount of premiums. Decreases made after the first seven contract years are not considered a material change, provided no other material changes have occurred prior. Tax regulations or other guidance will be needed to fully define those transactions which are material changes. The Company has established safeguards for monitoring whether a contract may become a modified endowment contract.

Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age
59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.

The Death Benefit of a modified endowment contract remains excludable from the gross income of the Beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the Cash Value of a modified endowment contract is includable in the gross income of the Contract Owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Treatment of Policy Benefits."

EXCHANGES

Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.

AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.

POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS

Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the Owner and no part of a loan will constitute income to the Owner. However, the treatment of loans taken on earnings after the 10th Policy Year is unclear; such loans might be considered a withdrawal instead of indebtedness for federal tax purposes.

Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the

Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.) Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.

Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.

THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains attributable to Separate Account Three. However, the Company may assess a charge against the Investment Options for federal income taxes attributable to those accounts in the event that the Company incurs income or capital gains or other tax liability attributable to Separate Account Three under future tax law.

                                  THE COMPANY
--------------------------------------------------------------------------------

The Travelers Insurance Company (the "Company") is a stock insurance company which has been continuously engaged in the insurance business since its incorporation in the state of Connecticut in 1864. The Company writes individual life insurance and individual and group annuity contracts on a non-participating basis, and acts as depositor for Separate Account Three. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company's obligations as depositor for Separate Account Three may not be transferred without notice to and consent of Policy Owners.

The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number (860) 277-0111.

The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulation of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

                                   MANAGEMENT
--------------------------------------------------------------------------------

DIRECTORS OF THE TRAVELERS INSURANCE COMPANY

The following are the Directors and Executive Officers of The Travelers Insurance Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Citigroup include prior to December 31, 1993, Primerica Corporation or its predecessors, and prior to October 8, 1998, Travelers Group Inc.

                             DIRECTOR
     NAME AND POSITION        SINCE                       PRINCIPAL BUSINESS
     -----------------       --------                     ------------------
George C. Kokulis..........    1996     President and Chief Executive Officer since April
                                        2000,
Director                                Executive Vice President (7/1999-3/2000), Senior Vice
                                        President (1995-1999), Vice President (1993-1995) of
                                        The Travelers Insurance Company.
William R. Hogan...........    2001     Senior Vice President of The Travelers Insurance
Director                                Company since June 2000; Vice President and Chief
                                        Actuary (1997-2000), Second Vice President and Actuary
                                        (1996-1997), Actuary (1991-1996), Assistant Actuary
                                        (1988-1991) of The Travelers Insurance Company.
Glenn D. Lammey............    2000     Executive Vice President since May 2000, and Chief
Director                                Financial Officer, Chief Accounting Officer and
                                        Controller since March 2000 of The Travelers Insurance
                                        Company; Executive Vice President, Claim Services
                                        (1997-2000), Senior Vice President (1996-1997) of
                                        Travelers Property Casualty Corp.; Vice President and
                                        Chief Financial Officer (1992) Personal Lines of The
                                        Travelers Insurance Company.
Marla Berman Lewitus.......    2000     Senior Vice President and General Counsel since August
Director                                1999 of The Travelers Insurance Company; Associate
                                        General Counsel (1998-1999), Assistant General Counsel
                                        (1995-1998), Senior Counsel (1991-1995) of Citigroup
                                        Inc.

SENIOR OFFICERS OF THE TRAVELERS INSURANCE COMPANY

The following are the Senior Officers of The Travelers Insurance Company other than the Directors listed above, as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.

                NAME                      POSITION WITH INSURANCE COMPANY
                ----                      -------------------------------
Mary Jean Thornton...................  Executive Vice President and
                                       Chief Information Officer
Stuart Baritz........................  Senior Vice President
William H. Heyman*...................  Senior Vice President
Brendan M. Lynch.....................  Senior Vice President
Warren H. May........................  Senior Vice President
Kathleen A. Preston..................  Senior Vice President
Robert J. Price*.....................  Senior Vice President
David A. Tyson.......................  Senior Vice President
F. Denney Voss*......................  Senior Vice President

---------------
* Principal business address: 399 Park Avenue, New York, New York 10043

                                 ILLUSTRATIONS
--------------------------------------------------------------------------------

The following pages are intended to illustrate hypothetically how the Cash Value, Cash Surrender Value and Death Benefit can change over time for Policies issued to a 45-year old male. The difference between the Cash Value and the Cash Surrender Value in these illustrations reflects the Surrender Charge that would be incurred upon a full surrender of the Policy.

Two pages of values are shown for each Death Benefit Option (Level and Variable). One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates are charged in all years. The Cost of Insurance Rates charged vary by age, sex (where permitted by state law) and underwriting classification. The illustrations also reflect a monthly deduction of 0.016667% for the first ten years following the Initial Premium for premium taxes.

The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. The charges consist of 0.90% for mortality and expense risks, 0.40% for administrative expenses, and 0.80% for Investment Option expenses. The 12% illustration will assume that the mortality and expense risk charge has been reduced to 0.75% in the second policy year and thereafter. The charge for Investment Option expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and that no Policy Loans are outstanding, and is an arithmetic average of the investment advisory fees and other expenses charged by each of the Underlying Funds during 2000. After deduction of these amounts, the illustrated gross annual investment rates of return of 0% and 6% correspond to approximate net annual rates of -2.10% and 3.91%, respectively. The illustrated gross annual investment rate of return of 12% corresponds to an approximate net annual rate of return of 9.91% in the first Policy Year, and 10.06% thereafter. The actual charges under a Policy for expenses of the Underlying Funds will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.

As stated above, the examples illustrate values that would result based upon hypothetical uniform gross investment rates of return of 0%, 6% and 12%. The values would be different from those shown if the gross rates averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages.

The illustrations also assume that premiums are paid as indicated, no policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.

The illustrations do not reflect any charges for federal income taxes against Separate Account Three, since the Company is not currently deducting such charges from Separate Account Three. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Cash Values and Cash Surrender Values illustrated.

The second column of each Illustration shows the amount that would accumulate if an amount equal to the Premium Payment was invested to earn interest (after taxes) at 5%, compounded annually.

Under normal circumstances, the Company, through its agent will provide you a comparable illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show the arithmetic average fund expenses and/or the actual fund expenses depending upon what you request. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                  VINTAGE LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         VARIABLE DEATH BENEFIT OPTION
             ILLUSTRATED WITH GUARANTEED COST OF INSURANCE CHARGES

Male, Issue Age 45                        Face Amount: $106,918
Non-Smoker                                Single Premium: $25,000

        TOTAL
       PREMIUMS          DEATH BENEFIT                 CASH VALUE             CASH SURRENDER VALUE
       WITH 5%    ---------------------------   -------------------------   -------------------------
YEAR   INTEREST     0%        6%        12%       0%       6%       12%       0%       6%       12%
----   --------   -------   -------   -------   ------   ------   -------   ------   ------   -------
  1     26,250    130,845   132,325   133,806   23,927   25,407    26,888   22,052   23,532    25,013
  2     27,563    129,755   132,706   135,874   22,837   25,788    28,956   20,962   23,913    27,081
  3     28,941    128,647   133,055   138,098   21,729   26,137    31,180   19,979   24,387    29,430
  4     30,388    127,518   133,369   140,491   20,600   26,451    33,573   18,850   24,701    31,823
  5     31,907    126,363   133,641   143,065   19,445   26,723    36,147   17,820   25,098    34,522
  6     33,502    125,177   133,864   145,830   18,259   26,946    38,912   16,759   25,446    37,412
  7     35,178    123,952   134,027   148,796   17,034   27,109    41,878   15,784   25,859    40,628
  8     36,936    122,681   134,118   151,974   15,763   27,200    45,056   14,763   26,200    44,056
  9     38,783    121,353   134,126   155,374   14,435   27,208    48,456   13,685   26,458    47,706
 10     40,722    119,963   134,037   159,009   13,045   27,119    52,091   13,045   27,119    52,091
 15     51,973    111,961   132,044   182,095    5,043   25,126    75,177    5,043   25,126    75,177
 20     66,332          0   125,356   214,432        0   18,438   107,514        0   18,438   107,514

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                                  VINTAGE LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
               ILLUSTRATED WITH CURRENT COST OF INSURANCE CHARGES

Male, Issue Age 45                        Face Amount: $106,918
Non-Smoker                                Single Premium: $25,000

        TOTAL
       PREMIUMS          DEATH BENEFIT                 CASH VALUE             CASH SURRENDER VALUE
       WITH 5%    ---------------------------   -------------------------   -------------------------
YEAR   INTEREST     0%        6%        12%       0%       6%       12%       0%       6%       12%
----   --------   -------   -------   -------   ------   ------   -------   ------   ------   -------
  1     26,250    106,918   106,918   106,918   24,192   25,683    27,175   22,317   23,808    25,300
  2     27,563    106,918   106,918   106,918   23,380   26,374    29,588   21,505   24,499    27,713
  3     28,941    106,918   106,918   106,918   22,564   27,072    32,226   20,814   25,322    30,476
  4     30,388    106,918   106,918   106,918   21,742   27,776    35,113   19,992   26,026    33,363
  5     31,907    106,918   106,918   106,918   20,910   28,485    38,273   19,285   26,860    36,648
  6     33,502    106,918   106,918   106,918   20,065   29,197    41,734   18,565   27,697    40,234
  7     35,178    106,918   106,918   106,918   19,204   29,908    45,525   17,954   28,658    44,275
  8     36,936    106,918   106,918   106,918   18,320   30,615    49,682   17,320   29,615    48,682
  9     38,783    106,918   106,918   106,918   17,417   31,320    54,248   16,667   30,570    53,498
 10     40,722    106,918   106,918   106,918   16,483   32,015    59,262   16,483   32,015    59,262
 15     51,973    106,918   106,918   125,924   11,535   35,789    93,973   11,535   35,789    93,973
 20     66,332    106,918   106,918   182,431    5,068   39,042   149,534    5,068   39,042   149,534

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                                  VINTAGE LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
             ILLUSTRATED WITH GUARANTEED COST OF INSURANCE CHARGES

Male, Issue Age 45                        Face Amount: $106,918
Non-Smoker                                Single Premium: $25,000

        TOTAL
       PREMIUMS          DEATH BENEFIT                 CASH VALUE             CASH SURRENDER VALUE
       WITH 5%    ---------------------------   -------------------------   -------------------------
YEAR   INTEREST     0%        6%        12%       0%       6%       12%       0%       6%       12%
----   --------   -------   -------   -------   ------   ------   -------   ------   ------   -------
  1     26,250    106,918   106,918   106,918   24,042   25,529    27,017   22,167   23,654    25,142
  2     27,563    106,918   106,918   106,918   23,069   26,049    29,248   21,194   24,174    27,373
  3     28,941    106,918   106,918   106,918   22,079   26,556    31,678   20,329   24,806    29,928
  4     30,388    106,918   106,918   106,918   21,070   27,049    34,327   19,320   25,299    32,577
  5     31,907    106,918   106,918   106,918   20,035   27,523    37,217   18,410   25,898    35,592
  6     33,502    106,918   106,918   106,918   18,971   27,974    40,373   17,471   26,474    38,873
  7     35,178    106,918   106,918   106,918   17,869   28,394    43,820   16,619   27,144    42,570
  8     36,936    106,918   106,918   106,918   16,721   28,777    47,589   15,721   27,777    46,589
  9     38,783    106,918   106,918   106,918   15,517   29,112    51,715   14,767   28,362    50,965
 10     40,722    106,918   106,918   106,918   14,250   29,393    56,238   14,250   29,393    56,238
 15     51,973    106,918   106,918   117,449    6,776   30,035    87,648    6,776   30,035    87,648
 20     66,332          0   106,918   168,187        0   27,647   137,858        0   27,647   137,858

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                                  VINTAGE LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         VARIABLE DEATH BENEFIT OPTION
               ILLUSTRATED WITH CURRENT COST OF INSURANCE CHARGES

Male, Issue Age 45                        Face Amount: $106,918
Non-Smoker                                Single Premium: $25,000

        TOTAL
       PREMIUMS          DEATH BENEFIT                 CASH VALUE             CASH SURRENDER VALUE
       WITH 5%    ---------------------------   -------------------------   -------------------------
YEAR   INTEREST     0%        6%        12%       0%       6%       12%       0%       6%       12%
----   --------   -------   -------   -------   ------   ------   -------   ------   ------   -------
  1     26,250    131,039   132,526   134,014   24,121   25,608    27,096   22,246   23,733    25,221
  2     27,563    130,156   133,132   136,326   23,238   26,214    29,408   21,363   24,339    27,533
  3     28,941    129,267   133,732   138,837   22,349   26,814    31,919   20,599   25,064    30,169
  4     30,388    128,369   134,325   141,565   21,451   27,407    34,647   19,701   25,657    32,897
  5     31,907    127,460   134,907   144,527   20,542   27,989    37,609   18,917   26,364    35,984
  6     33,502    126,538   135,474   147,743   19,620   28,556    40,825   18,120   27,056    39,325
  7     35,178    125,596   136,021   151,233   18,678   29,103    44,315   17,428   27,853    43,065
  8     36,936    124,630   136,541   155,016   17,712   29,623    48,098   16,712   28,623    47,098
  9     38,783    123,644   137,036   159,127   16,726   30,118    52,209   15,976   29,368    51,459
 10     40,722    122,624   137,492   163,582   15,706   30,574    56,664   15,706   30,574    56,664
 15     51,973    117,262   139,575   193,339   10,344   32,657    86,421   10,344   32,657    86,421
 20     66,332    110,476   139,841   238,773    3,558   32,923   131,855    3,558   32,923   131,855

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                                   APPENDIX A
                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, Separate Account Three's Investment Options may show the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period. Separate Account Three commenced operations on September 5, 1995. All Investment Options of Separate Account Three invest in Underlying Funds that were in existence prior to the date on which the Investment Options became available under the Policy. Average annual rates of return include periods prior to the inception of the Investment Option, and are calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under Separate Account Three during the period shown.

The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all Underlying Fund Fees, as well as the annual 0.90% mortality and expense risk charge and the annual 0.40% administrative expense charge assessed against the assets in the Investment Options. The rates of return do not reflect surrender charges or Monthly Deduction Amounts (which are depicted in the Example following the Rates of Return), nor do they reflect a reduction in mortality and expense risk charges which may apply under certain circumstances. For information about the Charges assessed under the Policy, see "Charges and Deductions." For illustrations of how these charges affect Cash Values and Death Benefits, see "Illustrations."

                   AVERAGE RATES OF RETURN (SINCE INCEPTION)
                      FOR PERIODS ENDED DECEMBER 31, 2000

                                                                            FUND
                                                                          INCEPTION
           INVESTMENT OPTIONS               YTD      1 YEAR    3 YEARS      DATE
           ------------------               ---      ------    -------    ---------
STOCK FUNDS:
AIM Capital Appreciation Portfolio.......  -17.62%   -17.62%    10.37%    10/10/95
Alliance Growth Portfolio................  -21.69%   -21.69%     9.19%    06/20/94
Select Growth Portfolio..................   -8.00%    -8.00%     5.86%    02/05/97
Select High Growth Portfolio**...........  -11.51%   -11.51%     8.04%    02/05/97
MFS Emerging Growth Portfolio............  -24.94%   -24.94%    20.18%    08/30/96
Smith Barney International All Cap Growth
  Portfolio..............................  -26.25%   -26.25%     8.68%    06/20/94
Smith Barney Large Cap Value Portfolio...    9.86%     9.86%     5.56%    06/20/94
Fundamental Value Portfolio..............   16.69%    16.69%    13.34%    11/21/94
Van Kampen Enterprise Portfolio..........  -20.12%   -20.12%     7.03%    06/21/94
BOND FUNDS:
Putnam Diversified Income Portfolio......   -1.02%    -1.02%    -0.62%    06/20/94
Smith Barney High Income Portfolio.......   -8.97%    -8.97%    -2.95%    06/22/94
Travelers Managed Income Portfolio.......    7.29%     7.29%     3.48%    06/28/94
Zero Coupon Bond Fund Portfolio (Series
  2005)..................................   13.52%    13.52%     5.52%    10/11/95
BALANCED FUNDS:
Select Balanced Portfolio................    2.86%     2.86%     5.69%    02/05/97
MFS Total Return Portfolio...............   14.54%    14.54%     8.55%    06/20/94
MONEY MARKET FUND:
Smith Barney Money Market Portfolio......    4.69%     4.69%     3.93%    06/20/94

                           EXAMPLE OF POLICY CHARGES
--------------------------------------------------------------------------------

The following chart illustrates the surrender charges and Monthly Deduction Amounts (including the Cost of Insurance charges and the deduction for premium tax) that would apply under a Policy based on the assumptions listed below. Surrender charges and Monthly Deductions Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of Insurance rates go up each year as the Insured becomes a year older.

Male, Issue Age 45, Non-Smoker                                Face Amount: $106,918
Annual Premium: $25,000.00                                    Variable Death Benefit Option
Hypothetical Gross Annual Investment Rate of Return: 10%*     Current Charges

                                           TOTAL MONTHLY DEDUCTION
                                             FOR THE POLICY YEAR
                      SURRENDER CHARGE   ---------------------------
POLICY   CUMULATIVE     AS % OF CUM.     COST OF INSURANCE   PREMIUM
 YEAR     PREMIUMS         PREM.              CHARGES          TAX
------   ----------   ----------------   -----------------   -------
   1     $25,000.00        7.5%               $236.02        $ 89.64
   2     $25,000.00        7.5%               $251.58        $ 93.72
   3     $25,000.00        7.0%               $267.61        $ 97.97
   5     $25,000.00        6.5%               $302.63        $107.01
  10     $25,000.00        0.0%               $416.39        $121.64

* Hypothetical results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. Hypothetical investment results may be different from those shown if the actual rates of return averaged 10%, but fluctuated above or below that average for individual policy years. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over any period of time.

                                   APPENDIX B
                         REPRESENTATIVE STATED AMOUNTS
--------------------------------------------------------------------------------

The following table represents the Single Premium Factors for the determination of the Stated Amount per dollar of Gross Premium, varying by Male and Female (applicable to standard lives).

            MALE                          FEMALE
----------------------------   ----------------------------
AGE   SP FAC    AGE  SP FAC    AGE   SP FAC    AGE  SP FAC
---  --------   ---  -------   ---  --------   ---  -------
20   12.65742   51   3.32670   20   16.15463   51   4.13678
21   12.20773   52   3.19482   21   15.48558   52   3.97060
22   11.76323   53   3.06987   22   14.83810   53   3.81237
23   11.32222   54   2.95167   23   14.21155   54   3.66170
24   10.88482   55   2.83985   24   13.60662   55   3.51803
25   10.45123   56   2.73405   25   13.02272   56   3.38078
26   10.02300   57   2.63380   26   12.45932   57   3.24928
27    9.60257   58   2.53865   27   11.91653   58   3.12290
28    9.19198   59   2.44827   28   11.39430   59   3.00125
29    8.79287   60   2.36238   29   10.89240   60   2.88420
30    8.40647   61   2.28087   30   10.41067   61   2.77188
31    8.03383   62   2.20360   31    9.94865   62   2.66457
32    7.67547   63   2.13053   32    9.50535   63   2.56258
33    7.33157   64   2.06153   33    9.08002   64   2.46607
34    7.00238   65   1.99645   34    8.67288   65   2.37482
35    6.68772   66   1.93500   35    8.28367   66   2.28843
36    6.38750   67   1.87688   36    7.91217   67   2.20637
37    6.10155   68   1.82180   37    7.55883   68   2.12805
38    5.82963   69   1.76950   38    7.22327   69   2.05307
39    5.57132   70   1.71990   39    6.90517   70   1.98132
40    5.32610   71   1.67297   40    6.60400   71   1.91287
41    5.09358   72   1.62875   41    6.31898   72   1.84795
42    4.87303   73   1.58733   42    6.04912   73   1.78683
43    4.66378   74   1.54873   43    5.79305   74   1.72965
44    4.46520   75   1.51285   44    5.54958   75   1.67632
45    4.27672   76   1.47945   45    5.31792   76   1.62663
46    4.09775   77   1.44823   46    5.09715   77   1.58023
47    3.92765   78   1.41890   47    4.88652   78   1.53675
48    3.76588   79   1.39115   48    4.68553   79   1.49587
49    3.61205   80   1.36485   49    4.49387   80   1.45742
50    2.46573                  50    4.31108

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

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

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                  VINTAGELIFE
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                  INDIVIDUAL VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
             THE TRAVELERS INSURANCE COMPANY HARTFORD, CONNECTICUT

L-12430                                                                May, 2001

ANNUAL REPORT
DECEMBER 31, 2000



















                      THE TRAVELERS VARIABLE LIFE INSURANCE
                      SEPARATE ACCOUNT THREE















[TRAVELERS INSURANCE LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

                      THE TRAVELERS VARIABLE LIFE INSURANCE
                             SEPARATE ACCOUNT THREE

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000


ASSETS:
  Investments at market value:
    Greenwich Street Series Fund, 148,274 shares (cost $2,604,452) ..................     $ 3,343,572
    Smith Barney Concert Allocation Series Inc., 22,646 shares (cost $286,392) ......         286,330
    The Travelers Series Trust, 71,700 shares (cost $1,080,876) .....................       1,164,193
    Travelers Series Fund Inc., 4,650,214 shares (cost $25,108,825) .................      27,628,942
                                                                                          -----------

      Total Investments (cost $29,080,545) ..........................................                     $32,423,037

  Receivables:
    Dividends .......................................................................                           6,182
                                                                                                          -----------

      Total Assets ..................................................................                      32,429,219
                                                                                                          -----------


LIABILITIES:
  Payables:
    Insurance charges ...............................................................                           6,995
    Administrative fees .............................................................                           3,510
                                                                                                          -----------

      Total Liabilities .............................................................                          10,505
                                                                                                          -----------

NET ASSETS:                                                                                               $32,418,714
                                                                                                          ===========



                        See Notes to Financial Statements

                      THE TRAVELERS VARIABLE LIFE INSURANCE
                             SEPARATE ACCOUNT THREE

                             STATEMENT OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998


                                                                                  2000             1999            1998
                                                                              -----------      -----------     -----------
INVESTMENT INCOME:
  Dividends .............................................................     $ 2,108,588      $ 1,220,408     $   983,611
                                                                              -----------      -----------     -----------

EXPENSES:
  Insurance charges .....................................................         272,915          244,973         187,268
  Administrative fees ...................................................         138,087          118,176          90,563
                                                                              -----------      -----------     -----------

    Total expenses ......................................................         411,002          363,149         277,831
                                                                              -----------      -----------     -----------

      Net investment income .............................................       1,697,586          857,259         705,780
                                                                              -----------      -----------     -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
    GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) from investment transactions:
    Proceeds from investments sold ......................................       5,280,229        5,770,656       9,513,348
    Cost of investments sold ............................................       4,693,326        5,519,614       9,159,876
                                                                              -----------      -----------     -----------

      Net realized gain (loss) ..........................................         586,903          251,042         353,472
                                                                              -----------      -----------     -----------

  Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year ............................       7,913,443        2,927,381       1,623,358
    Unrealized gain (loss) end of year ..................................       3,342,492        7,913,443       2,927,381
                                                                              -----------      -----------     -----------

      Net change in unrealized gain (loss) for the year .................      (4,570,951)       4,986,062       1,304,023
                                                                              -----------      -----------     -----------

        Net realized gain (loss) and change in unrealized gain (loss) ...      (3,984,048)       5,237,104       1,657,495
                                                                              -----------      -----------     -----------

  Net increase (decrease) in net assets resulting from operations .......     $(2,286,462)     $ 6,094,363     $ 2,363,275
                                                                              ===========      ===========     ===========

                        See Notes to Financial Statements

                      THE TRAVELERS VARIABLE LIFE INSURANCE
                             SEPARATE ACCOUNT THREE

                   STATEMENT OF CHANGES IN NET ASSETS FOR THE
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                                                          2000             1999             1998
                                                                                     ------------     ------------     ------------
OPERATIONS:
  Net investment income .........................................................    $  1,697,586     $    857,259     $    705,780
  Net realized gain (loss) from investment transactions .........................         586,903          251,042          353,472
  Net change in unrealized gain (loss) on investments ...........................      (4,570,951)       4,986,062        1,304,023
                                                                                     ------------     ------------     ------------

    Net increase (decrease) in net assets resulting from operations .............      (2,286,462)       6,094,363        2,363,275
                                                                                     ------------     ------------     ------------

UNIT TRANSACTIONS:
  Participant premium payments
    (applicable to 579,196 and 2,922,097 and 8,130,176 units, respectively) .....         688,490        3,329,232        8,920,352
  Participant transfers from other Travelers accounts
    (applicable to 2,107,648 and 2,954,762 and 6,758,795 units, respectively) ...       3,501,592        4,740,011        9,841,235
  Growth rate intra-fund transfers in
    (applicable to 6,675,138 and 7,928,771 and 5,722,722 units, respectively) ...      12,421,737       12,953,812        8,383,600
  Contract surrenders
    (applicable to 704,983 and 454,871 and 454,917 units, respectively) .........      (1,437,020)        (682,136)        (627,508)
  Participant transfers to other Travelers accounts
    (applicable to 2,247,848 and 4,151,211 and 9,228,749 units, respectively) ...      (3,061,403)      (5,177,961)     (10,278,808)
  Growth rate intra-fund transfers out
    (applicable to 6,680,812 and 7,947,260 and 5,729,503 units, respectively) ...     (12,421,737)     (12,953,812)      (8,383,600)
  Other payments to participants
    (applicable to 14,987 units) ................................................         (32,382)              --               --
                                                                                     ------------     ------------     ------------

    Net increase (decrease) in net assets resulting from unit transactions ......        (340,723)       2,209,146        7,855,271
                                                                                     ------------     ------------     ------------

      Net increase (decrease) in net assets .....................................      (2,627,185)       8,303,509       10,218,546

NET ASSETS:
  Beginning of year .............................................................      35,045,899       26,742,390       16,523,844
                                                                                     ------------     ------------     ------------

  End of year ...................................................................    $ 32,418,714     $ 35,045,899     $ 26,742,390
                                                                                     ============     ============     ============


                        See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Variable Life Insurance Separate Account Three ("Separate Account Three") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc. and is available for funding certain variable life insurance contracts issued by The Travelers. Separate Account Three is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Separate Account Three is comprised of the VintageLife product.

    Participant premium payments applied to Separate Account Three are invested in one or more sub-accounts in accordance with the selection made by the contract owner. As of December 31, 2000, the investments comprising Separate Account Three were: Total Return Portfolio of Greenwich Street Series Fund; Select Balanced Portfolio, Select Conservative Portfolio, Select Growth Portfolio, Select High Growth Portfolio and *Select Income Portfolio of Smith Barney Concert Allocation Series Inc.; MFS Emerging Growth Portfolio and Zero Coupon Bond Fund Portfolio Series 2005 of The Travelers Series Trust; AIM Capital Appreciation Portfolio, Alliance Growth Portfolio, MFS Total Return Portfolio, Putnam Diversified Income Portfolio, Smith Barney High Income Portfolio, Smith Barney International Equity Portfolio, Smith Barney Large Cap Value Portfolio, Smith Barney Money Market Portfolio, Travelers Managed Income Portfolio and Van Kampen Enterprise Portfolio of Travelers Series Fund Inc.

    The Travelers Series Trust and Greenwich Street Series Fund are registered as Massachusetts business trusts. Travelers Series Fund Inc. and Smith Barney Concert Allocation Series Inc. are incorporated under Maryland law. All funds are managed by affiliates of The Travelers. Not all funds may be available in all states or to all contract owners. Funds indicated by an asterisk (*) did not have activity as of December 31, 2000.

    Effective December 18, 1998, the Zero Coupon Bond Fund Portfolio Series 1998 of The Travelers Series Trust was fully liquidated. Effective December 15, 2000, the Zero Coupon Bond Fund Portfolio Series 2000 of The Travelers Series Trust was fully liquidated.

    The following is a summary of significant accounting policies consistently followed by Separate Account Three in the preparation of its financial statements.

    SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

    FEDERAL INCOME TAXES. The operations of Separate Account Three form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Separate Account Three. Separate Account Three is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments were $6,637,351 and $5,280,229, respectively, for the year ended December 31, 2000. Realized gains and losses from investment transactions are reported on an average cost basis. The cost of investments in eligible funds was $29,080,545 at December 31, 2000. Gross unrealized appreciation for all investments at December 31, 2000 was $3,675,142. Gross unrealized depreciation for all investments at December 31, 2000 was $332,650.

3.  CONTRACT CHARGES

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge, which is reflected in the calculation of unit values. This charge equals, on an annual basis, 0.90% of the amount held in each funding option. (Contracts in this category are identified as Price 1 in Note 4.) For any contract year that follows a contract year in which the participant's average net fund growth rate (as described in the prospectus) is 6.5% or greater, these charges will be reduced to 0.75%. (Contracts in this category are identified as Price 2 in Note 4.)

    Administrative fees are paid for administrative expenses. This fee is also deducted each business day and reflected in the calculation of unit values. This charge equals, on an annual basis, 0.40% of the amounts held in each funding option.

    The Travelers receives contingent surrender charges on full or partial contract surrenders. Such charges are computed by applying various percentages to premiums and/or stated contract amounts (as described in the prospectus). The Travelers received $13,165 and $10,803 in satisfaction of such contingent surrender charges for the years ended December 31, 2000 and 1999, respectively.

4.  NET CONTRACT OWNERS' EQUITY

                                                              DECEMBER 31, 2000
                                                     ------------------------------------

                                                                    UNIT          NET
                                                        UNITS       VALUE        ASSETS
                                                     -----------    ------    -----------
Greenwich Street Series Fund
  Total Return Portfolio
    Price 1 .....................................        273,074    $2.213    $   604,325
    Price 2 .....................................      1,227,762     2.230      2,738,190

Smith Barney Concert Allocation Series Inc.
  Select Balanced Portfolio
    Price 1 .....................................        101,800     1.162        118,264
    Price 2 .....................................             --     1.167             --
  Select Conservative Portfolio
    Price 1 .....................................             --     1.103             --
    Price 2 .....................................          5,582     1.108          6,183
  Select Growth Portfolio
    Price 1 .....................................         11,112     1.224         13,599
    Price 2 .....................................         64,543     1.230         79,387
  Select High Growth Portfolio
    Price 1 .....................................         41,256     0.947         39,085
    Price 2 .....................................         31,319     0.948         29,702

The Travelers Series Trust
  MFS Emerging Growth Portfolio
    Price 1 .....................................         64,025     2.085        133,472
    Price 2 .....................................        263,756     2.096        552,788
  Zero Coupon Bond Fund Portfolio Series 2005
    Price 1 .....................................        216,118     1.278        276,079
    Price 2 .....................................        156,542     1.287        201,474

Travelers Series Fund Inc
  AIM Capital Appreciation Portfolio
    Price 1 .....................................        522,776     1.851        967,400
    Price 2 .....................................      1,491,719     1.865      2,781,380
  Alliance Growth Portfolio
    Price 1 .....................................        571,202     2.254      1,287,214
    Price 2 .....................................      2,195,065     2.271      4,985,151
  MFS Total Return Portfolio
    Price 1 .....................................        921,372     1.752      1,613,723
    Price 2 .....................................      1,431,116     1.765      2,525,609

                                                              DECEMBER 31, 2000
                                                     ------------------------------------

                                                                    UNIT          NET
                                                        UNITS       VALUE        ASSETS
                                                     -----------    ------    -----------
Travelers Series Fund Inc. (continued)
  Putnam Diversified Income Portfolio
    Price 1 .....................................        284,268    $1.105    $   314,215
    Price 2 .....................................        341,843     1.114        380,682
  Smith Barney High Income Portfolio
    Price 1 .....................................        324,167     1.175        380,983
    Price 2 .....................................        455,669     1.184        539,696
  Smith Barney International Equity Portfolio
    Price 1 .....................................        582,945     1.587        924,887
    Price 2 .....................................      1,262,278     1.599      2,017,845
  Smith Barney Large Cap Value Portfolio
    Price 1 .....................................        427,295     1.761        752,500
    Price 2 .....................................        842,216     1.775      1,494,515
  Smith Barney Money Market Portfolio
    Price 1 .....................................      2,311,302     1.217      2,811,887
    Price 2 .....................................        457,788     1.226        561,303
  Travelers Managed Income Portfolio
    Price 1 .....................................        141,673     1.203        170,459
    Price 2 .....................................         68,513     1.212         83,037
  Van Kampen Enterprise Portfolio
    Price 1 .....................................        342,010     2.018        690,141
    Price 2 .....................................      1,152,638     2.033      2,343,539
                                                                              -----------

Net Contract Owners' Equity ...............................................   $32,418,714
                                                                              ===========

6.  STATEMENT OF INVESTMENTS

INVESTMENTS                                                                NO. OF          MARKET
                                                                           SHARES          VALUE
                                                                         -----------    -----------
  GREENWICH STREET SERIES FUND (10.3%)
    Total Return Portfolio
      Total (Cost $2,604,452)                                                148,274    $ 3,343,572
                                                                         -----------    -----------

  SMITH BARNEY CONCERT ALLOCATION SERIES INC. (0.9%)
    Select Balanced Portfolio (Cost $117,180)                                  9,834        118,305
    Select Conservative Portfolio (Cost $6,184)                                  545          6,186
    Select Growth Portfolio (Cost $92,504)                                     7,301         93,015
    Select High Growth Portfolio (Cost $70,524)                                4,966         68,824
                                                                         -----------    -----------
      Total (Cost $286,392)                                                   22,646        286,330
                                                                         -----------    -----------

  THE TRAVELERS SERIES TRUST (3.6%)
    MFS Emerging Growth Portfolio (Cost $633,905)                             30,375        686,479
    Zero Coupon Bond Fund Portfolio Series 2005 (Cost $446,971)               41,325        477,714
                                                                         -----------    -----------
      Total (Cost $1,080,876)                                                 71,700      1,164,193
                                                                         -----------    -----------

  TRAVELERS SERIES FUND INC. (85.2%)
    AIM Capital Appreciation Portfolio (Cost $2,818,706)                     207,067      3,749,979
    Alliance Growth Portfolio (Cost $5,685,934)                              252,489      6,274,349
    MFS Total Return Portfolio (Cost $3,673,832)                             233,146      4,140,682
    Putnam Diversified Income Portfolio (Cost $796,408)                       66,583        695,128
    Smith Barney High Income Portfolio (Cost $1,150,653)                      91,096        920,983
    Smith Barney International Equity Portfolio (Cost $2,437,920)            169,274      2,943,670
    Smith Barney Large Cap Value Portfolio (Cost $1,981,621)                 105,776      2,247,738
    Smith Barney Money Market Portfolio (Cost $3,368,183)                  3,368,183      3,368,183
    Travelers Managed Income Portfolio (Cost $241,891)                        21,185        253,582
    Van Kampen Enterprise Portfolio (Cost $2,953,677)                        135,415      3,034,648
                                                                         -----------    -----------
      Total (Cost $25,108,825)                                             4,650,214     27,628,942
                                                                         -----------    -----------

TOTAL INVESTMENTS (100%)
  (COST $29,080,545)                                                                    $32,423,037
                                                                                        ===========

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                                      -9-

6. SCHEDULE OF SEPARATE ACCOUNT THREE OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                                  TOTAL RETURN PORTFOLIO               SELECT BALANCED PORTFOLIO
                                                         ---------------------------------------  ---------------------------------
                                                             2000          1999          1998       2000         1999        1998
                                                         -----------   -----------   -----------  ---------   ---------   ---------
INVESTMENT INCOME:
Dividends .............................................. $   212,111   $   157,436   $   109,725  $   8,290   $   4,257   $   2,762
                                                         -----------   -----------   -----------  ---------   ---------   ---------

EXPENSES:
Insurance charges ......................................      23,902        21,365        16,528        930       1,082         601
Administrative fees ....................................      12,226        10,227         8,096        470         502         267
                                                         -----------   -----------   -----------  ---------   ---------   ---------
    Net investment income (loss) .......................     175,983       125,844        85,101      6,890       2,673       1,894
                                                         -----------   -----------   -----------  ---------   ---------   ---------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold .......................     140,051       277,378       106,311      3,551      40,117       2,065
  Cost of investments sold .............................     114,570       249,837        82,668      3,458      39,189       2,141
                                                         -----------   -----------   -----------  ---------   ---------   ---------

    Net realized gain (loss) ...........................      25,481        27,541        23,643         93         928         (76)
                                                         -----------   -----------   -----------  ---------   ---------   ---------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year .............     400,373        65,761       129,670      3,973        (289)         --
  Unrealized gain (loss) end of year ...................     739,120       400,373        65,761      1,125       3,973        (289)
                                                         -----------   -----------   -----------  ---------   ---------   ---------

    Net change in unrealized gain (loss) for the year...     338,747       334,612       (63,909)    (2,848)      4,262        (289)
                                                         -----------   -----------   -----------  ---------   ---------   ---------

Net increase (decrease) in net assets
    resulting from operations ..........................     540,211       487,997        44,835      4,135       7,863       1,529
                                                         -----------   -----------   -----------  ---------   ---------   ---------




UNIT TRANSACTIONS:
Participant premium payments ...........................          --            --         2,106         --          --          (1)
Participant transfers from other Travelers accounts ....     126,717       320,727       756,221         --      36,070     111,141
Growth rate intra-fund transfers in ....................   1,347,163     1,176,226     1,159,660    117,734     115,106          --
Contract surrenders ....................................     (82,658)      (40,151)      (48,984)    (2,158)    (39,088)     (1,227)
Participant transfers to other Travelers accounts ......     (28,422)     (239,259)      (34,171)        --          --          --
Growth rate intra-fund transfers out ...................  (1,347,163)   (1,176,226)   (1,159,660)  (117,734)   (115,106)         --
Other payments to participants .........................      (7,899)           --            --         --          --          --
                                                         -----------   -----------   -----------  ---------   ---------   ---------

  Net increase (decrease) in net assets
    resulting from unit transactions ...................       7,738        41,317       675,172     (2,158)     (3,018)    109,913
                                                         -----------   -----------   -----------  ---------   ---------   ---------

    Net increase (decrease) in net assets ..............     547,949       529,314       720,007      1,977       4,845     111,442




NET ASSETS:
  Beginning of year ....................................   2,794,566     2,265,252     1,545,245    116,287     111,442          --
                                                         -----------   -----------   -----------  ---------   ---------   ---------

  End of year .......................................... $ 3,342,515   $ 2,794,566   $ 2,265,252  $ 118,264   $ 116,287   $ 111,442
                                                         ===========   ===========   ===========  =========   =========   =========

     SELECT CONSERVATIVE PORTFOLIO               SELECT GROWTH PORTFOLIO            SELECT HIGH GROWTH PORTFOLIO
---------------------------------------   ---------------------------------------   ----------------------------
    2000          1999          1998          2000          1999          1998          2000      1999   1998
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----  -----

$       444   $       199   $       136   $     5,454   $     1,814   $     1,447   $     1,520   $  --  $  --
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----  -----


         46            44            41           726           747           478           234      --     --
         26            25            21           379           374           212           119      --     --
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----  -----
        372           130            74         4,349           693           757         1,167      --     --
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----  -----




        161           153           373         5,295        41,482         2,397       105,657      --     --
        157           149           363         4,759        40,097         2,513       111,181      --     --
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----  -----

          4             4            10           536         1,385          (116)       (5,524)     --     --
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----  -----


        182           141            --        11,112           255            --            --      --     --
          2           182           141           511        11,112           255        (1,700)     --     --
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----  -----

       (180)           41           141       (10,601)       10,857           255        (1,700)     --     --
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----  -----


        196           175           225        (5,716)       12,935           896        (6,057)     --     --
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----  -----





         --            --             1            --            --            --            --      --     --
         --            --         5,854        11,587        42,424        80,558        75,108      --     --
         --            --        17,044            --        80,426            --            --      --     --
        (87)          (87)          (94)       (2,944)      (39,824)       (2,131)         (264)     --     --
         --            --            --        (2,454)       (2,345)           --            --      --     --
         --            --       (17,044)           --       (80,426)           --            --      --     --
         --            --            --            --            --            --            --      --     --
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----  -----


        (87)          (87)        5,761         6,189           255        78,427        74,844      --     --
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----  -----

        109            88         5,986           473        13,190        79,323        68,787      --     --





      6,074         5,986            --        92,513        79,323            --            --      --     --
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----  -----

$     6,183   $     6,074   $     5,986   $    92,986   $    92,513   $    79,323   $    68,787   $  --  $  --
===========   ===========   ===========   ===========   ===========   ===========   ===========   =====  =====

6. SCHEDULE OF SEPARATE ACCOUNT THREE OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998 (CONTINUED)

                                                                                                       ZERO COUPON BOND FUND
                                                                MFS EMERGING GROWTH PORTFOLIO          PORTFOLIO SERIES 1998
                                                           ---------------------------------------   -------------------------
                                                               2000          1999          1998      2000   1999       1998
                                                           -----------   -----------   -----------   -----  -----  -----------
INVESTMENT INCOME:
Dividends ...............................................  $    42,391   $        --   $        --   $  --  $  --  $       691
                                                           -----------   -----------   -----------   -----  -----  -----------

EXPENSES:
Insurance charges .......................................        6,034         2,926         1,171      --     --          100
Administrative fees .....................................        3,121         1,449           547      --     --           53
                                                           -----------   -----------   -----------   -----  -----  -----------
    Net investment income (loss) ........................       33,236        (4,375)       (1,718)     --     --          538
                                                           -----------   -----------   -----------   -----  -----  -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ........................      104,097        16,219        17,339      --     --       20,792
  Cost of investments sold ..............................       70,702        12,397        15,614      --     --       20,917
                                                           -----------   -----------   -----------   -----  -----  -----------

    Net realized gain (loss) ............................       33,395         3,822         1,725      --     --         (125)
                                                           -----------   -----------   -----------   -----  -----  -----------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ..............      317,734        43,018        (1,417)     --     --         (154)
  Unrealized gain (loss) end of year ....................       52,574       317,734        43,018      --     --           --
                                                           -----------   -----------   -----------   -----  -----  -----------

    Net change in unrealized gain (loss) for the year ...     (265,160)      274,716        44,435      --     --          154
                                                           -----------   -----------   -----------   -----  -----  -----------

Net increase (decrease) in net assets
    resulting from operations ...........................     (198,529)      274,163        44,442      --     --          567
                                                           -----------   -----------   -----------   -----  -----  -----------




UNIT TRANSACTIONS:
Participant premium payments ............................           --            --            (6)     --     --           (1)
Participant transfers from other Travelers accounts .....      319,169       168,981       131,117      --     --        7,632
Growth rate intra-fund transfers in .....................      310,905       110,602        35,580      --     --           --
Contract surrenders .....................................      (20,426)       (4,727)       (1,939)     --     --         (208)
Participant transfers to other Travelers accounts .......      (77,347)       (8,074)       (3,568)     --     --      (20,560)
Growth rate intra-fund transfers out ....................     (310,905)     (110,602)      (35,580)     --     --           --
Other payments to participants ..........................           --            --            --      --     --           --
                                                           -----------   -----------   -----------   -----  -----  -----------

  Net increase (decrease) in net assets
    resulting from unit transactions ....................      221,396       156,180       125,604      --     --      (13,137)
                                                           -----------   -----------   -----------   -----  -----  -----------

    Net increase (decrease) in net assets ...............       22,867       430,343       170,046      --     --      (12,570)




NET ASSETS:
  Beginning of year .....................................      663,393       233,050        63,004      --     --       12,570
                                                           -----------   -----------   -----------   -----  -----  -----------

  End of year ...........................................  $   686,260   $   663,393   $   233,050   $  --  $  --  $        --
                                                           ===========   ===========   ===========   =====  =====  ===========

          ZERO COUPON BOND FUND                    ZERO COUPON BOND FUND
          PORTFOLIO SERIES 2000                    PORTFOLIO SERIES 2005              AIM CAPITAL APPRECIATION PORTFOLIO
---------------------------------------   ---------------------------------------   ---------------------------------------
    2000          1999          1998          2000          1999          1998          2000          1999          1998
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------

$     5,679   $        --   $     4,713   $    20,716   $        --   $    25,289   $   109,179   $        --   $     3,292
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------


        487           720           557         3,684         3,869         2,772        34,656        24,872        18,687
        237           351           284         1,755         1,930         1,358        18,004        12,257         9,139
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
      4,955        (1,071)        3,872        15,277        (5,799)       21,159        56,519       (37,129)      (24,534)
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------




     97,849         2,443        28,673        68,299        52,361        95,085       525,355       227,483       214,797
     98,307         2,446        26,763        66,777        51,395        85,483       329,115       172,509       179,624
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------

       (458)           (3)        1,910         1,522           966         9,602       196,240        54,974        35,173
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------


      1,648        (1,241)          175        (5,469)       23,173        16,260     1,645,906       445,648       135,886
         --         1,648        (1,241)       30,743        (5,469)       23,173       931,273     1,645,906       445,648
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------

     (1,648)        2,889        (1,416)       36,212       (28,642)        6,913      (714,633)    1,200,258       309,762
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------


      2,849         1,815         4,366        53,011       (33,475)       37,674      (461,874)    1,218,103       320,401
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------





         --            --            --            --            --           124            --            --           771
        128         7,922        51,629        27,828         3,797       280,507       398,140       460,026       836,358
      7,170        80,336            --       135,250       275,249       100,613     1,214,985     1,475,486       948,245
       (962)       (1,427)       (1,105)      (11,968)      (12,679)      (11,827)     (327,117)      (45,352)      (50,394)
    (96,262)         (108)      (26,889)      (51,528)      (34,605)      (80,001)      (22,765)     (173,421)     (139,143)
     (7,170)      (80,336)           --      (135,250)     (275,249)     (100,613)   (1,214,985)   (1,475,486)     (948,245)
         --            --            --            --            --            --        (8,153)           --            --
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------


    (97,096)        6,387        23,635       (35,668)      (43,487)      188,803        40,105       241,253       647,592
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------

    (94,247)        8,202        28,001        17,343       (76,962)      226,477      (421,769)    1,459,356       967,993





     94,247        86,045        58,044       460,210       537,172       310,695     4,170,549     2,711,193     1,743,200
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------

$        --   $    94,247   $    86,045   $   477,553   $   460,210   $   537,172   $ 3,748,780   $ 4,170,549   $ 2,711,193
===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========

6. SCHEDULE OF SEPARATE ACCOUNT THREE OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998 (CONTINUED)

                                                               ALLIANCE GROWTH PORTFOLIO           MFS TOTAL RETURN PORTFOLIO
                                                         ---------------------------------------   --------------------------
                                                             2000          1999          1998          2000          1999
                                                         -----------   -----------   -----------   -----------   -----------
INVESTMENT INCOME:
Dividends .............................................. $   586,801   $   357,424   $   249,920   $   232,260   $   313,875
                                                         -----------   -----------   -----------   -----------   -----------

EXPENSES:
Insurance charges ......................................      57,885        51,247        31,952        31,149        35,751
Administrative fees ....................................      30,072        25,330        15,842        15,603        17,200
                                                         -----------   -----------   -----------   -----------   -----------
    Net investment income (loss) .......................     498,844       280,847       202,126       185,508       260,924
                                                         -----------   -----------   -----------   -----------   -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold .......................     768,286       386,815       292,809       980,685       373,396
  Cost of investments sold .............................     593,428       287,458       194,004       980,087       354,966
                                                         -----------   -----------   -----------   -----------   -----------

    Net realized gain (loss) ...........................     174,858        99,357        98,805           598        18,430
                                                         -----------   -----------   -----------   -----------   -----------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year .............   2,746,517     1,315,933       600,476       134,367       352,731
  Unrealized gain (loss) end of year ...................     588,415     2,746,517     1,315,933       466,850       134,367
                                                         -----------   -----------   -----------   -----------   -----------

    Net change in unrealized gain (loss) for the year...  (2,158,102)    1,430,584       715,457       332,483      (218,364)
                                                         -----------   -----------   -----------   -----------   -----------

Net increase (decrease) in net assets
    resulting from operations ..........................  (1,484,400)    1,810,788     1,016,388       518,589        60,990
                                                         -----------   -----------   -----------   -----------   -----------




UNIT TRANSACTIONS:
Participant premium payments ...........................          --            25           543            --            25
Participant transfers from other Travelers accounts ....     380,773     1,101,448     1,794,668       287,097       574,085
Growth rate intra-fund transfers in ....................   2,438,728     2,658,168     1,689,982     1,443,623     1,746,014
Contract surrenders ....................................    (379,958)     (128,431)      (60,954)      (63,489)     (111,187)
Participant transfers to other Travelers accounts ......    (137,190)     (269,444)      (84,269)     (895,021)     (248,221)
Growth rate intra-fund transfers out ...................  (2,438,728)   (2,658,168)   (1,689,982)   (1,443,623)   (1,746,014)
Other payments to participants .........................      (8,608)           --            --            --            --
                                                         -----------   -----------   -----------   -----------   -----------

  Net increase (decrease) in net assets
    resulting from unit transactions ...................    (144,983)      703,598     1,649,988      (671,413)      214,702
                                                         -----------   -----------   -----------   -----------   -----------

    Net increase (decrease) in net assets ..............  (1,629,383)    2,514,386     2,666,376      (152,824)      275,692




NET ASSETS:
  Beginning of year ....................................   7,901,748     5,387,362     2,720,986     4,292,156     4,016,464
                                                         -----------   -----------   -----------   -----------   -----------

  End of year .......................................... $ 6,272,365   $ 7,901,748   $ 5,387,362   $ 4,139,332   $ 4,292,156
                                                         ===========   ===========   ===========   ===========   ===========


                                                          MFS TOTAL
                                                           RETURN
                                                          PORTFOLIO
                                                         -----------
                                                             1998
                                                         -----------
INVESTMENT INCOME:
Dividends .............................................. $   165,472
                                                         -----------

EXPENSES:
Insurance charges ......................................      28,375
Administrative fees ....................................      13,706
                                                         -----------
    Net investment income (loss) .......................     123,391
                                                         -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold .......................     333,398
  Cost of investments sold .............................     251,109
                                                         -----------

    Net realized gain (loss) ...........................      82,289
                                                         -----------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year .............     263,423
  Unrealized gain (loss) end of year ...................     352,731
                                                         -----------

    Net change in unrealized gain (loss) for the year...      89,308
                                                         -----------

Net increase (decrease) in net assets
    resulting from operations ..........................     294,988
                                                         -----------




UNIT TRANSACTIONS:
Participant premium payments ...........................       2,973
Participant transfers from other Travelers accounts ....   1,783,561
Growth rate intra-fund transfers in ....................   1,127,953
Contract surrenders ....................................    (169,372)
Participant transfers to other Travelers accounts ......    (128,473)
Growth rate intra-fund transfers out ...................  (1,127,953)
Other payments to participants .........................          --
                                                         -----------

  Net increase (decrease) in net assets
    resulting from unit transactions ...................   1,488,689
                                                         -----------

    Net increase (decrease) in net assets ..............   1,783,677




NET ASSETS:
  Beginning of year ....................................   2,232,787
                                                         -----------

  End of year .......................................... $ 4,016,464
                                                         ===========

                                                                                        SMITH BARNEY INTERNATIONAL EQUITY
  PUTNAM DIVERSIFIED INCOME PORTFOLIO       SMITH BARNEY HIGH INCOME PORTFOLIO                      PORTFOLIO
---------------------------------------   ---------------------------------------   -------------------------------------------
    2000          1999          1998          2000          1999          1998          2000          1999          1998
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------

$    62,288   $    50,089   $    41,663   $    90,818   $    72,945   $    54,547   $    22,331   $     8,207   $        --
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------


      6,237         7,693         7,292         7,987         8,924         6,803        26,965        21,114        15,310
      3,052         3,690         3,500         3,973         4,194         3,317        13,788        10,158         7,480
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
     52,999        38,706        30,871        78,858        59,827        44,427       (18,422)      (23,065)      (22,790)
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------




    200,067       316,750        90,468        39,008       175,715        74,472       420,895       200,531       153,789
    213,362       325,719        84,683        44,558       183,863        67,931       303,386       184,565       135,230
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------

    (13,295)       (8,969)        5,785        (5,550)       (8,148)        6,541       117,509        15,966        18,559
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------


    (50,452)      (19,824)       30,551       (62,738)      (24,910)       46,096     1,574,664        50,445        23,396
   (101,280)      (50,452)      (19,824)     (229,670)      (62,738)      (24,910)      505,750     1,574,664        50,445
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------

    (50,828)      (30,628)      (50,375)     (166,932)      (37,828)      (71,006)   (1,068,914)    1,524,219        27,049
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------


    (11,124)         (891)      (13,719)      (93,624)       13,851       (20,038)     (969,827)    1,517,120        22,818
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------





         --            --         2,087            --            --            (2)           --            25          (215)
     36,466       166,894       580,962        21,421       143,269       576,743       370,082       376,482     1,019,843
    281,999       439,504       198,574       421,242       489,681       450,457     1,519,220     1,425,879       742,861
    (27,980)      (21,306)      (22,723)      (24,463)      (19,836)      (15,430)     (173,699)      (55,852)      (46,704)
   (176,028)     (294,358)      (54,333)       (6,603)     (153,420)      (24,203)     (135,804)     (150,147)      (92,664)
   (281,999)     (439,504)     (198,574)     (421,242)     (489,681)     (450,457)   (1,519,220)   (1,425,879)     (742,861)
         --            --            --            --            --            --            --            --            --
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------


   (167,542)     (148,770)      505,993        (9,645)      (29,987)      537,108        60,579       170,508       880,260
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------

   (178,666)     (149,661)      492,274      (103,269)      (16,136)      517,070      (909,248)    1,687,628       903,078





    873,563     1,023,224       530,950     1,023,948     1,040,084       523,014     3,851,980     2,164,352     1,261,274
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------

$   694,897   $   873,563   $ 1,023,224   $   920,679   $ 1,023,948   $ 1,040,084   $ 2,942,732   $ 3,851,980   $ 2,164,352
===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========

6. SCHEDULE OF SEPARATE ACCOUNT THREE OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998 (CONTINUED)

                                                                                                            SMITH BARNEY MONEY
                                                           SMITH BARNEY LARGE CAP VALUE PORTFOLIO            MARKET PORTFOLIO
                                                         ------------------------------------------   ----------------------------
                                                             2000           1999           1998           2000           1999
                                                         ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME:
Dividends .............................................. $     75,197   $     75,971   $     50,219   $    166,801   $    115,665
                                                         ------------   ------------   ------------   ------------   ------------

EXPENSES:
Insurance charges ......................................       16,668         16,682         11,521         25,098         21,999
Administrative fees ....................................        8,283          7,909          5,613         11,334          9,932
                                                         ------------   ------------   ------------   ------------   ------------
    Net investment income (loss) .......................       50,246         51,380         33,085        130,369         83,734
                                                         ------------   ------------   ------------   ------------   ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold .......................      160,088        160,494         52,020      1,437,478      3,245,796
  Cost of investments sold .............................      152,350        148,982         36,116      1,437,478      3,245,796
                                                         ------------   ------------   ------------   ------------   ------------

    Net realized gain (loss) ...........................        7,738         11,512         15,904             --             --
                                                         ------------   ------------   ------------   ------------   ------------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year .............       82,468        185,704        144,375             --             --
  Unrealized gain (loss) end of year ...................      266,117         82,468        185,704             --             --
                                                         ------------   ------------   ------------   ------------   ------------

    Net change in unrealized gain (loss) for the year...      183,649       (103,236)        41,329             --             --
                                                         ------------   ------------   ------------   ------------   ------------

Net increase (decrease) in net assets
    resulting from operations ..........................      241,633        (40,344)        90,318        130,369         83,734
                                                         ------------   ------------   ------------   ------------   ------------




UNIT TRANSACTIONS:
Participant premium payments ...........................           --             25            116        688,490      3,329,132
Participant transfers from other Travelers accounts ....      138,843        518,859        610,611      1,038,139        398,814
Growth rate intra-fund transfers in ....................    1,006,521        935,853        471,489        442,067        296,399
Contract surrenders ....................................      (80,968)       (51,325)       (27,556)       (98,943)       (63,295)
Participant transfers to other Travelers accounts ......      (65,750)      (102,386)       (19,755)    (1,315,600)    (3,319,929)
Growth rate intra-fund transfers out ...................   (1,006,521)      (935,853)      (471,489)      (442,067)      (296,399)
Other payments to participants .........................           --             --             --             --             --
                                                         ------------   ------------   ------------   ------------   ------------

  Net increase (decrease) in net assets
    resulting from unit transactions ...................       (7,875)       365,173        563,416        312,086        344,722
                                                         ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets ..............      233,758        324,829        653,734        442,455        428,456




NET ASSETS:
  Beginning of year ....................................    2,013,257      1,688,428      1,034,694      2,930,735      2,502,279
                                                         ------------   ------------   ------------   ------------   ------------

  End of year .......................................... $  2,247,015   $  2,013,257   $  1,688,428   $  3,373,190   $  2,930,735
                                                         ============   ============   ============   ============   ============


                                                         SMITH BARNEY
                                                         MONEY MARKET
                                                          PORTFOLIO
                                                         ------------
                                                             1998
                                                         ------------
INVESTMENT INCOME:
Dividends .............................................. $    148,941
                                                         ------------

EXPENSES:
Insurance charges ......................................       26,457
Administrative fees ....................................       12,046
                                                         ------------
    Net investment income (loss) .......................      110,438
                                                         ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold .......................    7,856,592
  Cost of investments sold .............................    7,856,592
                                                         ------------

    Net realized gain (loss) ...........................           --
                                                         ------------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year .............           --
  Unrealized gain (loss) end of year ...................           --
                                                         ------------

    Net change in unrealized gain (loss) for the year...           --
                                                         ------------

Net increase (decrease) in net assets
    resulting from operations ..........................      110,438
                                                         ------------




UNIT TRANSACTIONS:
Participant premium payments ...........................    8,913,404
Participant transfers from other Travelers accounts ....      118,916
Growth rate intra-fund transfers in ....................      404,229
Contract surrenders ....................................     (112,053)
Participant transfers to other Travelers accounts ......   (9,504,606)
Growth rate intra-fund transfers out ...................     (404,229)
Other payments to participants .........................           --
                                                         ------------

  Net increase (decrease) in net assets
    resulting from unit transactions ...................     (584,339)
                                                         ------------

    Net increase (decrease) in net assets ..............     (473,901)




NET ASSETS:
  Beginning of year ....................................    2,976,180
                                                         ------------

  End of year .......................................... $  2,502,279
                                                         ============

   TRAVELERS MANAGED INCOME PORTFOLIO             VAN KAMPEN ENTERPRISE PORTFOLIO                         COMBINED
-----------------------------------------   ------------------------------------------   ------------------------------------------
   2000           1999           1998           2000           1999           1998           2000           1999           1998
-----------   ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

$     8,769   $      9,240   $      9,960   $    457,539   $     53,286   $    114,834   $  2,108,588   $  1,220,408   $    983,611
-----------   ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


      2,013          2,303          1,928         28,214         23,635         16,695        272,915        244,973        187,268
        969          1,100            933         14,676         11,548          8,149        138,087        118,176         90,563
-----------   ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      5,787          5,837          7,099        414,649         18,103         89,990      1,697,586        857,259        705,780
-----------   ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------




      8,282         90,738         11,249        215,125        162,785        160,719      5,280,229      5,770,656      9,513,348
      8,145         90,648          9,986        161,506        129,598        108,139      4,693,326      5,519,614      9,159,876
-----------   ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

        137             90          1,263         53,619         33,187         52,580        586,903        251,042        353,472
-----------   ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


      2,031          9,524         10,636      1,111,127        481,312        223,985      7,913,443      2,927,381      1,623,358
     11,691          2,031          9,524         80,971      1,111,127        481,312      3,342,492      7,913,443      2,927,381
-----------   ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

      9,660         (7,493)        (1,112)    (1,030,156)       629,815        257,327     (4,570,951)     4,986,062      1,304,023
-----------   ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


     15,584         (1,566)         7,250       (561,888)       681,105        399,897     (2,286,462)     6,094,363      2,363,275
-----------   ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------





         --             --            (10)            --             --         (1,538)       688,490      3,329,232      8,920,352
     12,009         27,792        135,653        258,085        392,421        959,261      3,501,592      4,740,011      9,841,235
    100,154        240,882        156,618      1,634,976      1,408,001        880,295     12,421,737     12,953,812      8,383,600
     (4,381)        (5,959)        (5,797)      (134,555)       (41,610)       (49,010)    (1,437,020)      (682,136)      (627,508)
     (1,923)       (83,750)        (5,219)       (48,706)       (98,494)       (60,954)    (3,061,403)    (5,177,961)   (10,278,808)
   (100,154)      (240,882)      (156,618)    (1,634,976)    (1,408,001)      (880,295)   (12,421,737)   (12,953,812)    (8,383,600)
         --             --             --         (7,722)            --             --        (32,382)            --             --
-----------   ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------


      5,705        (61,917)       124,627         67,102        252,317        847,759       (340,723)     2,209,146      7,855,271
-----------   ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

     21,289        (63,483)       131,877       (494,786)       933,422      1,247,656     (2,627,185)     8,303,509     10,218,546





    232,207        295,690        163,813      3,528,466      2,595,044      1,347,388     35,045,899     26,742,390     16,523,844
-----------   ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

$   253,496   $    232,207   $    295,690   $  3,033,680   $  3,528,466   $  2,595,044   $ 32,418,714   $ 35,045,899   $ 26,742,390
===========   ============   ============   ============   ============   ============   ============   ============   ============

7.  SCHEDULE OF UNITS FOR SEPARATE ACCOUNT THREE
    FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                      TOTAL RETURN PORTFOLIO                    SELECT BALANCED PORTFOLIO
                                            ----------------------------------------     ----------------------------------------
                                               2000           1999           1998           2000           1999           1998
                                            ----------     ----------     ----------     ----------     ----------     ----------

Units beginning of year ................     1,496,627      1,462,942      1,034,630        103,281        105,397             --
Units purchased and transferred from
  other Travelers accounts .............       752,645        900,827      1,245,502        102,466        138,339        106,603
Units redeemed and transferred to
  other Travelers accounts .............      (748,436)      (867,142)      (817,190)      (103,947)      (140,455)        (1,206)
                                            ----------     ----------     ----------     ----------     ----------     ----------
Units end of year ......................     1,500,836      1,496,627      1,462,942        101,800        103,281        105,397
                                            ==========     ==========     ==========     ==========     ==========     ==========


                                              SELECT CONSERVATIVE PORTFOLIO             SELECT GROWTH PORTFOLIO
                                            ----------------------------------     ----------------------------------
                                              2000         1999         1998         2000         1999         1998
                                            --------     --------     --------     --------     --------     --------

Units beginning of year ................       5,661        5,744           --       70,817       69,854           --
Units purchased and transferred from
  other Travelers accounts .............          --           --       22,606        8,972      106,692       71,853
Units redeemed and transferred to
  other Travelers accounts .............         (79)         (83)     (16,862)      (4,134)    (105,729)      (1,999)
                                            --------     --------     --------     --------     --------     --------
Units end of year ......................       5,582        5,661        5,744       75,655       70,817       69,854
                                            ========     ========     ========     ========     ========     ========


                                              SELECT HIGH GROWTH PORTFOLIO            MFS EMERGING GROWTH PORTFOLIO
                                              -----------------------------      --------------------------------------
                                                2000         1999      1998        2000           1999           1998
                                              --------       ----      ----      --------       --------       --------

Units beginning of year ................            --         --        --       250,261        153,626         55,109
Units purchased and transferred from
  other Travelers accounts .............        72,846         --        --       246,055        171,027        128,504
Units redeemed and transferred to
  other Travelers accounts .............          (271)        --        --      (168,535)       (74,392)       (29,987)
                                              --------       ----      ----      --------       --------       --------
Units end of year ......................        72,575         --        --       327,781        250,261        153,626
                                              ========       ====      ====      ========       ========       ========


                                                    ZERO COUPON BOND FUND                        ZERO COUPON BOND FUND
                                                    PORTFOLIO SERIES 1998                        PORTFOLIO SERIES 2000
                                                -------------------------------         ---------------------------------------
                                                2000        1999          1998            2000            1999            1998
                                                ----        ----        -------         -------         -------         -------

Units beginning of year ................          --          --         11,669          80,982          75,339          53,978
Units purchased and transferred from
  other Travelers accounts .............          --          --          7,058           6,031          76,836          45,981
Units redeemed and transferred to
  other Travelers accounts .............          --          --        (18,727)        (87,013)        (71,193)        (24,620)
                                                ----        ----        -------         -------         -------         -------
Units end of year ......................          --          --             --              --          80,982          75,339
                                                ====        ====        =======         =======         =======         =======

7.  SCHEDULE OF UNITS FOR SEPARATE ACCOUNT THREE
    FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998 (CONTINUED)

                                                      ZERO COUPON BOND FUND
                                                      PORTFOLIO SERIES 2005                 AIM CAPITAL APPRECIATION PORTFOLIO
                                            ----------------------------------------     ----------------------------------------
                                                2000           1999           1998           2000           1999           1998
                                            ----------     ----------     ----------     ----------     ----------     ----------

Units beginning of year ................       404,433        441,171        283,022      1,983,667      1,824,489      1,357,987
Units purchased and transferred from
  other Travelers accounts .............       140,205        237,072        325,899        768,676      1,209,226      1,314,827
Units redeemed and transferred to
  other Travelers accounts .............      (171,978)      (273,810)      (167,750)      (737,848)    (1,050,048)      (848,325)
                                            ----------     ----------     ----------     ----------     ----------     ----------
Units end of year ......................       372,660        404,433        441,171      2,014,495      1,983,667      1,824,489
                                            ==========     ==========     ==========     ==========     ==========     ==========


                                                    ALLIANCE GROWTH PORTFOLIO                   MFS TOTAL RETURN PORTFOLIO
                                            ----------------------------------------     ----------------------------------------
                                               2000           1999           1998           2000           1999           1998
                                            ----------     ----------     ----------     ----------     ----------     ----------

Units beginning of year ................     2,816,960      2,512,931      1,617,464      2,812,013      2,669,362      1,637,053
Units purchased and transferred from
  other Travelers accounts .............     1,081,463      1,624,234      1,905,431      1,081,244      1,528,677      2,024,601
Units redeemed and transferred to
  other Travelers accounts .............    (1,132,156)    (1,320,205)    (1,009,964)    (1,540,769)    (1,386,026)      (992,292)
                                            ----------                    ----------     ----------     ----------     ----------
Units end of year ......................     2,766,267      2,816,960      2,512,931      2,352,488      2,812,013      2,669,362
                                            ==========     ==========     ==========     ==========     ==========     ==========


                                                PUTNAM DIVERSIFIED INCOME
                                                        PORTFOLIO                  SMITH BARNEY HIGH INCOME PORTFOLIO
                                            ----------------------------------     ----------------------------------
                                              2000         1999         1998         2000         1999         1998
                                            --------     --------     --------     --------     --------     --------

Units beginning of year ................     774,677      906,849      467,539      788,489      811,943      404,740
Units purchased and transferred from
  other Travelers accounts .............     286,647      538,756      681,582      351,878      492,444      783,618
Units redeemed and transferred to
  other Travelers accounts .............    (435,213)    (670,928)    (242,272)    (360,531)    (515,898)    (376,415)
                                            --------     --------     --------     --------     --------     --------
Units end of year ......................     626,111      774,677      906,849      779,836      788,489      811,943
                                            ========     ========     ========     ========     ========     ========


                                                   SMITH BARNEY INTERNATIONAL
                                                         EQUITY PORTFOLIO                 SMITH BARNEY LARGE CAP VALUE PORTFOLIO
                                            ----------------------------------------     ----------------------------------------
                                               2000           1999           1998           2000           1999           1998
                                            ----------     ----------     ----------     ----------     ----------     ----------

Units beginning of year ................     1,819,390      1,695,416      1,039,227      1,273,218      1,055,081        701,302
Units purchased and transferred from
  other Travelers accounts .............     1,027,711      1,234,939      1,338,927        726,165        892,568        685,385
Units redeemed and transferred to
  other Travelers accounts .............    (1,001,878)    (1,110,965)      (682,738)      (729,872)      (674,431)      (331,606)
                                            ----------     ----------     ----------     ----------     ----------     ----------
Units end of year ......................     1,845,223      1,819,390      1,695,416      1,269,511      1,273,218      1,055,081
                                            ==========     ==========     ==========     ==========     ==========     ==========

7.  SCHEDULE OF UNITS FOR SEPARATE ACCOUNT THREE
    FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998 (CONTINUED)

                                               SMITH BARNEY MONEY MARKET PORTFOLIO          TRAVELERS MANAGED INCOME PORTFOLIO
                                            ----------------------------------------     ----------------------------------------
                                               2000           1999           1998           2000           1999           1998
                                            ----------     ----------     ----------     ----------     ----------     ----------

Units beginning of year ................     2,519,275      2,225,196      2,744,995        204,859        260,057        149,666
Units purchased and transferred from
  other Travelers accounts .............     1,816,393      3,524,693      8,597,506         96,645        237,156        259,943
Units redeemed and transferred to
  other Travelers accounts .............    (1,566,578)    (3,230,614)    (9,117,305)       (91,318)      (292,354)      (149,552)
                                            ----------     ----------     ----------     ----------     ----------     ----------
Units end of year ......................     2,769,090      2,519,275      2,225,196        210,186        204,859        260,057
                                            ==========     ==========     ==========     ==========     ==========     ==========


                                                VAN KAMPEN ENTERPRISE PORTFOLIO                         COMBINED
                                           -----------------------------------------    -----------------------------------------
                                               2000           1999           1998           2000           1999           1998
                                           -----------    -----------    -----------    -----------    -----------    -----------

Units beginning of year ................     1,466,782      1,343,707        862,199     18,871,392     17,619,104     12,420,580
Units purchased and transferred from
  other Travelers accounts .............       795,940        892,144      1,065,867      9,361,982     13,805,630     20,611,693
Units redeemed and transferred to
  other Travelers accounts .............      (768,074)      (769,069)      (584,359)    (9,648,630)   (12,553,342)   (15,413,169)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Units end of year ......................     1,494,648      1,466,782      1,343,707     18,584,744     18,871,392     17,619,104
                                           ===========    ===========    ===========    ===========    ===========    ===========

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors of The Travelers Insurance Company and
Owners of Variable Life Insurance Contracts of The Travelers Variable Life Insurance Separate Account Three:


We have audited the accompanying statement of assets and liabilities of The Travelers Variable Life Insurance Separate Account Three (comprised of the sub-accounts listed in note 1) (collectively, "the Account") as of December 31, 2000, and the related statements of operations and changes in net assets for each of the years in the three-year period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December 31, 2000, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2000, the results of its operations and changes in its net assets for each of the years in the three-year period then ended in conformity with accounting principles generally accepted in the United States of America.


                                /s/ KPMG LLP


Hartford, Connecticut
February 15, 2001

                       This page intentionally left blank

                       This page intentionally left blank

                       This page intentionally left blank

                              Independent Auditors
                                    KPMG LLP
                              Hartford, Connecticut






This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Variable Life Insurance Separate Account Three or shares of Separate Account Three's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectus for The Travelers Variable Life Insurance Separate Account Three product(s) offered by The Travelers Insurance Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.





VG-SEP3 (Annual) (12-00) Printed in U.S.A.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholder
The Travelers Insurance Company:

We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of income, changes in retained earnings and accumulated other changes in equity from non-owner sources and cash flows for each of the years in the three-year period ended December 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and subsidiaries as of December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP
Hartford, Connecticut
January 16, 2001

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                 ($ in millions)




FOR THE YEAR ENDED DECEMBER 31,                             2000     1999      1998
                                                            ----     ----      ----
REVENUES
Premiums                                                  $1,966    $1,728    $1,727
Net investment income                                      2,730     2,506     2,185
Realized investment gains (losses)                           (77)      113       149
Fee income                                                   505       432       370
Other revenues                                               130        89        70
------------------------------------------------------------------------------------
   Total Revenues                                          5,254     4,868     4,501
------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                      1,752     1,505     1,462
Interest credited to contractholders                       1,038       937       876
Amortization of deferred acquisition costs                   347       315       275
General and administrative expenses                          463       519       505
------------------------------------------------------------------------------------
   Total Benefits and Expenses                             3,600     3,276     3,118
------------------------------------------------------------------------------------

Income before federal income taxes                         1,654     1,592     1,383
------------------------------------------------------------------------------------

Federal income taxes
   Current                                                   462       409       442
   Deferred                                                   89       136        39
------------------------------------------------------------------------------------
   Total Federal Income Taxes                                551       545       481
------------------------------------------------------------------------------------
Net income                                                $1,103    $1,047      $902
====================================================================================


                   See Notes to Consolidated Financial Statements.

                  THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 ($ in millions)



DECEMBER 31,                                                        2000      1999
-------------------------------------------------------------------------------------
ASSETS
Fixed maturities, available for sale at fair value
    (including $1,494 at December 31, 2000 subject
    to securities lending agreements)                              $26,812  $23,866
Equity securities, at fair value                                       592      784
Mortgage loans                                                       2,187    2,285
Real estate held for sale                                               31      236
Policy loans                                                         1,249    1,258
Short-term securities                                                2,136    1,283
Trading securities, at fair value                                    1,870    1,678
Other invested assets                                                2,356    2,098
-------------------------------------------------------------------------------------
   Total Investments                                                37,233   33,488
-------------------------------------------------------------------------------------
Cash                                                                   150       85
Investment income accrued                                              442      395
Premium balances receivable                                             97      109
Reinsurance recoverables                                             3,977    3,234
Deferred acquisition costs                                           2,989    2,688
Separate and variable accounts                                      24,006   22,199
Other assets                                                         1,399    1,333
-------------------------------------------------------------------------------------
   Total Assets                                                    $70,293  $63,531
-------------------------------------------------------------------------------------
LIABILITIES
Contractholder funds                                               $19,394  $17,567
Future policy benefits and claims                                   13,300   12,563
Separate and variable accounts                                      23,994   22,194
Deferred federal income taxes                                          284       23
Trading securities sold not yet purchased, at fair value             1,109    1,098
Other liabilities                                                    3,818    2,466
-------------------------------------------------------------------------------------
   Total Liabilities                                                61,899   55,911
-------------------------------------------------------------------------------------
SHAREHOLDER'S EQUITY
Common stock, par value $2.50; 40 million shares authorized,
  issued and outstanding                                               100      100
Additional paid-in capital                                           3,848    3,819
Retained earnings                                                    4,342    4,099
Accumulated other changes in equity from non-owner sources             104     (398)
-------------------------------------------------------------------------------------
   Total Shareholder's Equity                                        8,394    7,620
-------------------------------------------------------------------------------------
   Total Liabilities and Shareholder's Equity                      $70,293  $63,531
=====================================================================================


                   See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
     CONSOLIDATED STATEMENTS OF CHANGES IN RETAINED EARNINGS AND ACCUMULATED
                 OTHER CHANGES IN EQUITY FROM NON-OWNER SOURCES
                                 ($ in millions)



STATEMENTS OF CHANGES IN RETAINED EARNINGS           2000        1999         1998
------------------------------------------------------------------------------------
Balance, beginning of year                         $ 4,099      $ 3,602      $2,810
Net income                                           1,103        1,047         902
Dividends to parent                                    860          550         110
------------------------------------------------------------------------------------
Balance, end of year                               $ 4,342      $ 4,099      $3,602
====================================================================================

STATEMENTS OF ACCUMULATED OTHER CHANGES
IN EQUITY FROM NON-OWNER SOURCES
------------------------------------------------------------------------------------
Balance, beginning of year                         $  (398)     $   598      $  535
Unrealized gains (losses), net of tax                  502         (996)         62
Foreign currency translation, net of tax                 0            0           1
------------------------------------------------------------------------------------
Balance, end of year                               $   104      $  (398)     $  598
====================================================================================

SUMMARY OF CHANGES IN EQUITY
FROM NON-OWNER SOURCES
------------------------------------------------------------------------------------
Net Income                                         $ 1,103      $ 1,047      $  902
Other changes in equity from non-owner sources         502         (996)         63
------------------------------------------------------------------------------------
Total changes in equity from non-owner sources     $ 1,605      $    51      $  965
====================================================================================


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                 ($ in millions)



FOR THE YEAR ENDED DECEMBER 31,                               2000          1999          1998
-------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Premiums collected                                       $  1,986      $  1,715      $  1,763
   Net investment income received                              2,489         2,365         2,021
   Other revenues received                                       865           537           419
   Benefits and claims paid                                   (1,193)       (1,094)       (1,127)
   Interest credited to contractholders                       (1,046)         (958)         (918)
   Operating expenses paid                                      (970)       (1,013)         (751)
   Income taxes paid                                            (490)         (393)         (506)
   Trading account investments purchases, net                   (143)          (80)          (38)
   Other                                                        (258)         (104)           12
-------------------------------------------------------------------------------------------------
      Net Cash Provided by Operating Activities                1,240           975           875
-------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from maturities of investments
      Fixed maturities                                         4,257         4,103         2,608
      Mortgage loans                                             380           662           722
   Proceeds from sales of investments
      Fixed maturities                                        10,840        12,562        13,390
      Equity securities                                          397           100           212
      Real estate held for sale                                  244           219            53
   Purchases of investments
      Fixed maturities                                       (17,836)      (18,129)      (18,072)
      Equity securities                                           (7)         (309)         (194)
      Mortgage loans                                            (264)         (470)         (457)
   Policy loans, net                                               9           599            15
   Short-term securities (purchases) sales, net                 (810)          316          (495)
   Other investments purchases, net                             (461)         (413)         (550)
   Securities transactions in course of settlement, net          944          (463)          192
-------------------------------------------------------------------------------------------------
   Net Cash Used in Investing Activities                      (2,307)       (1,223)       (2,576)
-------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Contractholder fund deposits                                6,022         5,764         4,383
   Contractholder fund withdrawals                            (4,030)       (4,946)       (2,565)
   Dividends to parent company                                  (860)         (550)         (110)
-------------------------------------------------------------------------------------------------
      Net Cash Provided by Financing Activities                1,132           268         1,708
-------------------------------------------------------------------------------------------------
Net increase in cash                                              65            20             7
Cash at December 31, previous year                                85            65            58
-------------------------------------------------------------------------------------------------
Cash at December 31, current year                           $    150      $     85      $     65
=================================================================================================


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Significant accounting policies used in the preparation of the accompanying financial statements follow.

   BASIS OF PRESENTATION

   The Travelers Insurance Company (TIC, together with its subsidiaries, the Company), is a wholly owned subsidiary of The Travelers Insurance Group Inc.
   (TIGI), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup), a diversified holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance entities of the Company are TIC and its subsidiaries, The Travelers Life and Annuity Company (TLAC), Primerica Life Insurance Company (Primerica Life), and its subsidiaries, Primerica Life Insurance Company of Canada, CitiLife Financial Limited (CitiLife) and National Benefit Life Insurance Company (NBL). Significant intercompany transactions and balances have been eliminated.

   The financial statements and accompanying footnotes of the Company are prepared in conformity with generally accepted accounting principles in the United States of America (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

   Certain prior year amounts have been reclassified to conform to the 2000 presentation.

   ACCOUNTING CHANGES

   ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND
   EXTINGUISHMENTS OF LIABILITIES

   In September 2000, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125" (FAS 140). Provisions of FAS 140 primarily relating to transfers of financial assets and securitizations that differ from provisions of FAS 125 are effective for transfers taking place after March 31, 2001. Special purpose entities (SPEs) used in securitizations that are currently qualifying SPEs under FAS 125 will continue to be treated as qualifying SPEs so long as they issue no new beneficial interests and accept no new asset transfers after March 31, 2001, other than transfers committed to prior to that date. Under FAS 140 qualifying SPEs are not consolidated by the transferor. It is not expected that there will be a significant effect on the Company's results of operations, financial condition or liquidity relating to a change in consolidation status for existing qualifying SPEs under FAS 140. FAS 140 also amends the accounting for collateral and requires new disclosures for collateral, securitizations, and retained interests in securitizations. These provisions are effective for financial statements for fiscal years ending after December 15, 2000. The accounting for collateral, as amended, requires
   (a) certain assets pledged as collateral to be separately reported in the consolidated balance sheet from assets not so encumbered and (b) disclosure of assets pledged as collateral that have not been reclassified and separately reported. The change in accounting for collateral did not have a significant effect on the Company's results of operations, financial condition or liquidity. See Note 4.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   ACCOUNTING FOR THE COSTS OF COMPUTER SOFTWARE DEVELOPED OR OBTAINED FOR INTERNAL USE

   During the third quarter of 1998, the Company adopted the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants' (AcSEC) Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" (SOP 98-1). SOP 98-1 provides guidance on accounting for the costs of computer software developed or obtained for internal use and for determining when specific costs should be capitalized or expensed. The adoption of SOP 98-1 did not have a material impact on the Company's financial condition, results of operations or liquidity.

   ACCOUNTING POLICIES

   INVESTMENTS
   Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows, which are obtained from a widely accepted securities data provider.

   Equity securities, which include common and non-redeemable preferred stocks, are classified as "available for sale" and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

   Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market. Impaired loans were insignificant at December 31, 2000 and 1999.

   Real estate held for sale is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 2000 and 1999.

   Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

   Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates market.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Trading securities and related liabilities are normally held for periods less than six months. These investments are marked to market with the change recognized in net investment income during the current period.

   Other invested assets include partnership investments and real estate joint ventures accounted for on the equity method of accounting. Undistributed income is reported in net investment income. Also included in other invested assets is an investment in Citigroup Preferred Stock. See Note 14.

   Accrual of income is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

   DERIVATIVE FINANCIAL INSTRUMENTS

   The Company uses derivative financial instruments, including financial futures contracts, options, forward contracts, interest rate swaps, currency swaps and equity swaps, as a means of hedging exposure to interest rate, equity price and foreign currency risk. Hedge accounting is generally used to account for derivatives. To qualify for hedge accounting the changes in value of the derivative must be expected to substantially offset the changes in value of the hedged item. Hedges are monitored to ensure that there is a high correlation between the derivative instruments and the hedged investment. Derivatives that do not qualify for hedge accounting are marked to market with changes in market value reflected in the consolidated statement of income.

   Gains and losses arising from financial futures contracts are used to adjust the basis of hedged investments and are recognized in net investment income over the life of the investment.

   Payments to be received or made under interest rate swaps are accrued and recognized in net investment income. Swaps hedging investments are carried at fair value with unrealized gains and losses, net of taxes, charged or credited directly to shareholder's equity. Interest rate, currency options and currency swaps hedging liabilities are off-balance sheet.

   Gains and losses arising from equity index options are marked to market with changes in market value reflected in realized investment gains (losses).

   Forward contracts, interest rate options and equity swaps were not significant at December 31, 2000 and 1999. Information concerning derivative financial instruments is included in Note 12.

   INVESTMENT GAINS AND LOSSES

   Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   DEFERRED ACQUISITION COSTS

   Costs of acquiring individual life insurance and annuities, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance, including term insurance, are amortized in relation to anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. For life insurance, a 15 to 20-year amortization period is used; for long-term care insurance, a 10 to 20-year period is used, and a seven to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income.

   VALUE OF INSURANCE IN FORCE

   The value of insurance in force is an asset that was recorded at the time of acquisition of the Company by Citigroup's predecessor. It represents the actuarially determined present value of anticipated profits to be realized from life insurance, annuities and health contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life insurance and guaranteed renewable health policies are amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force, which is included in other assets, is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. The carrying value at December 31, 2000 and 1999 was $170 million and $215 million, respectively.

   SEPARATE AND VARIABLE ACCOUNTS

   Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at market value. Certain other separate accounts provide guaranteed levels of return or benefits and the assets of these accounts are primarily carried at market value. Amounts assessed to the contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

   GOODWILL

   Goodwill, which is included in other assets, represents the cost of acquired businesses in excess of net assets and is being amortized on a straight-line basis principally over a 40-year period. The carrying amount of $294 million and $404 million at December 31, 2000 and 1999, respectively, is regularly reviewed for indication of impairment in value that in the view of management would be other than temporary. If it is determined that goodwill is unlikely to be recovered, impairment is recognized on a discounted cash flow basis.

   CONTRACTHOLDER FUNDS

   Contractholder funds represent receipts from the issuance of universal life, corporate owned life insurance, pension investment and certain deferred annuity contracts. Contractholder fund balances are increased by

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.5% to 10.0%.

   FUTURE POLICY BENEFITS

   Future policy benefits represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuities have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 2.5% to 8.1%, including adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Appropriate recognition has been given to experience rating and reinsurance.

   OTHER LIABILITIES

   Included in Other Liabilities is the Company's estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company's share of premium written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2000 and 1999, the Company had a liability of $22.5 million and $21.9 million, respectively, for guaranty fund assessments and a related premium tax offset recoverable of $3.4 million and $4.7 million, respectively. The assessments are expected to be paid over a period of three to five years and the premium tax offsets are expected to be realized over a period of 10 to 15 years.

   PERMITTED STATUTORY ACCOUNTING PRACTICES

   The Company's insurance subsidiaries, domiciled principally in Connecticut and Massachusetts, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting practices include certain publications of the National Association of Insurance Commissioners
   (NAIC) as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of presently permitted accounting practices on statutory surplus of the Company is not material.

   The NAIC recently completed a process intended to codify statutory accounting practices for certain insurance enterprises. As a result of this process, the NAIC will issue a revised statutory Accounting Practices and Procedures Manual - version effective January 1, 2001 (the revised Manual) that will be effective for years beginning January 1, 2001. The State of Connecticut will require that, effective January 1, 2001, insurance companies domiciled in Connecticut prepare their statutory basis financial statements in accordance with the revised Manual subject to any deviations prescribed or permitted by the Connecticut insurance commissioner. Massachusetts and other states have addressed compliance with the revised Manual in a similar manner. The Company has estimated that the impact of this change on statutory capital and surplus will not be significant.

   PREMIUMS

   Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods and for deferred profits on limited-payment policies that are being recognized in income over the policy term.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



   OTHER REVENUES

   Other revenues include management fees for variable annuity separate accounts; surrender, mortality and administrative charges and fees earned on investment, universal life and other insurance contracts; and revenues of non-insurance subsidiaries.

   CURRENT AND FUTURE INSURANCE BENEFITS

   Current and future insurance benefits represent charges for mortality and morbidity related to fixed annuities, universal life, term life and health insurance benefits.

   INTEREST CREDITED TO CONTRACTHOLDERS

   Interest credited to contractholders represents amounts earned by universal life, corporate owned life insurance, pension investment and certain deferred annuity contracts in accordance with contract provisions.

   FEDERAL INCOME TAXES

   The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

   STOCK-BASED COMPENSATION

   The Company accounts for the stock-based compensation plans using the accounting method prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," (APB 25) and has included in the notes to consolidated financial statements the pro forma disclosures required by Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (FAS 123). See note 14. The Company accounts for its stock-based non-employee compensation plans at fair value.

   FUTURE APPLICATION OF ACCOUNTING STANDARDS

   In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS
   133). In June 1999, the FASB issued Statement of Financial Standards No. 137, "Deferral of the Effective Date of FASB Statement No. 133" (FAS 137), which allows entities that have not yet adopted FAS 133 to defer its effective date to all fiscal quarters of all fiscal years beginning after June 15, 2000. In June 2000, the FASB issued Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement No. 133," which amends the accounting and reporting standards of FAS 133. FAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the consolidated balance sheet and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a recognized asset or liability or of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



   changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation. Upon initial application of FAS 133, hedging relationships must be designated anew and documented pursuant to the provisions of this statement. The Company adopted the deferral provisions of FAS 137, effective January 1, 2000. The Company will adopt FAS 133, as amended, as of January 1, 2001.

   The Company has determined that the cumulative effect of FAS 133, as amended, will not be significant. The Company does, however, anticipate a significant and continuing increase in the complexity of the accounting and the recordkeeping requirements for hedging activities and for insurance-related contracts and may make changes to its risk management strategies. The Company does not expect that FAS 133, as amended, will have a significant impact on its results of operations, financial condition or liquidity in future periods.


2. BUSINESS DISPOSITION

   Effective July 1, 2000, the Company sold 90% of its individual long-term care insurance business to General Electric Capital Assurance Company and its subsidiary in the form of indemnity reinsurance arrangements. The proceeds were $410 million, resulting in a deferred gain of approximately $150 million after-tax. The deferred gain will be amortized in relation to anticipated premiums. Earned premiums were $138 million, $230 million and $200 million in 2000, 1999 and 1998, respectively.

3. OPERATING SEGMENTS

   The Company has two reportable business segments that are separately managed due to differences in products, services, marketing strategy and resource management. The business of each segment is maintained and reported through separate legal entities within the Company. The management groups of each segment report separately to the common ultimate parent, Citigroup Inc.

   The TRAVELERS LIFE & ANNUITY business segment consolidates primarily the business of TIC and TLAC. Travelers Life & Annuity core offerings include individual annuity, group annuity, individual life and corporate owned life insurance (COLI) insurance products distributed by TIC and TLAC under the Travelers name. Among the range of individual products offered are fixed and variable deferred annuities, payout annuities and term, universal and variable life insurance. The COLI product is a variable universal life product distributed through independent specialty brokers. The group products include institutional pensions, including guaranteed investment contracts, payout annuities, group annuities to employer-sponsored retirement and savings plans and structured finance transactions.

   The PRIMERICA LIFE INSURANCE business segment consolidates primarily the business of Primerica Life, Primerica Life Insurance Company of Canada, CitiLife and NBL. The Primerica Life Insurance business segment offers individual life products, primarily term insurance, to customers through a nationwide sales force of approximately 87,000 full and part-time licensed Personal Financial Analysts.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 1), except that management also includes receipts on long-duration contracts (universal life-type and investment contracts) as deposits along with premiums in measuring business volume. The amount of investments in equity method investees and total expenditures for additions to long-lived assets other than financial instruments, long-term customer relationships of a financial institution, mortgage and other servicing rights, and deferred tax assets, were not material.

   BUSINESS SEGMENT INFORMATION:

   ----------------------------------------------------------------------------------------------------------
                                                            TRAVELERS LIFE      PRIMERICA LIFE
    2000 ($ in millions)                                      & ANNUITY            INSURANCE           TOTAL
   ----------------------------------------------------------------------------------------------------------
    Business Volume:
       Premiums                                                $   860              $1,106          $ 1,966
       Deposits                                                 11,536                  --           11,536
                                                               -------              ------          -------
    Total business volume                                      $12,396              $1,106          $13,502
    Net investment income                                        2,450                 280            2,730
    Interest credited to contractholders                         1,038                  --            1,038
    Amortization of deferred acquisition costs                     166                 181              347
    Total expenditures for deferred acquisition costs              376                 272              648
    Federal income taxes on Operating Income                       381                 197              578
    Operating Income (excludes realized gains or
        losses and the related FIT)                            $   777              $  376          $ 1,153
    Segment Assets                                             $62,771              $7,522          $70,293
   ----------------------------------------------------------------------------------------------------------


    ---------------------------------------------------------------------------------------------------------
                                                            TRAVELERS LIFE     PRIMERICA LIFE
    1999 ($ in millions)                                      & ANNUITY          INSURANCE            TOTAL
    ---------------------------------------------------------------------------------------------------------
    Business Volume:
       Premiums                                                $   656             $1,072             $ 1,728
       Deposits                                                 10,639                 --              10,639
                                                               -------             ------             -------
    Total business volume                                      $11,295             $1,072             $12,367
    Net investment income                                        2,249                257               2,506
    Interest credited to contractholders                           937                 --                 937
    Amortization of deferred acquisition costs                     127                188                 315
    Total expenditures for deferred acquisition costs              430                256                 686
    Federal income taxes on Operating Income                       319                186                 505
    Operating Income (excludes realized gains or
       losses and the related FIT)                             $   619             $  355             $   974
    Segment Assets                                             $56,615             $6,916             $63,531
    ---------------------------------------------------------------------------------------------------------

                    THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   -----------------------------------------------------------------------------------------------------
                                                           TRAVELERS LIFE  PRIMERICA LIFE
   1998 ($ in millions)                                       & ANNUITY       INSURANCE          TOTAL
   -----------------------------------------------------------------------------------------------------
    Business Volume:
       Premiums                                                $   670          $1,057          $ 1,727
       Deposits                                                  7,437              --            7,437
                                                               -------          ------          -------
    Total business volume                                      $ 8,107          $1,057          $ 9,164
    Net investment income                                        1,965             220            2,185
    Interest credited to contractholders                           876              --              876
    Amortization of deferred acquisition costs                      88             187              275
    Total expenditures for deferred acquisition costs              319             247              566
    Federal income taxes on Operating Income                       260             170              430
    Operating Income (excludes realized gains or
       losses and the related FIT)                             $   493          $  312          $   805
    Segment Assets                                             $49,646          $6,902          $56,548
   -----------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


    -------------------------------------------------------------------------------------------
    BUSINESS SEGMENT RECONCILIATION:
    ($ in millions)
    -------------------------------------------------------------------------------------------

    REVENUES                                            2000            1999             1998
    -------------------------------------------------------------------------------------------
    Total business volume                             $ 13,502        $ 12,367        $  9,164
    Net investment income                                2,730           2,506           2,185
    Realized investment gains (losses)                     (77)            113             149
    Other revenues, including fee income                   635             521             440
    Elimination of deposits                            (11,536)        (10,639)         (7,437)
    -------------------------------------------------------------------------------------------
        Total revenues                                $  5,254        $  4,868        $  4,501
    ===========================================================================================

    OPERATING INCOME                                    2000            1999             1998
    -------------------------------------------------------------------------------------------
    Total operating income of business segments       $  1,153        $    974        $    805
    Realized investment gains (losses), net of tax         (50)             73              97
    -------------------------------------------------------------------------------------------
        Income from continuing operations             $  1,103        $  1,047        $    902
    ===========================================================================================

    ASSETS                                              2000            1999             1998
    -------------------------------------------------------------------------------------------
    Total assets of business segments                 $ 70,293        $ 63,531        $ 56,548
    ===========================================================================================

    BUSINESS VOLUME AND REVENUES                          2000            1999            1998
    -------------------------------------------------------------------------------------------
    Individual Annuities                              $  7,101        $  5,816        $  4,326
    Group Annuities                                      6,563           6,572           4,942
    Individual Life and Health Insurance                 2,445           2,424           2,257
    Other (a)                                              681             695             413
    Elimination of deposits                            (11,536)        (10,639)         (7,437)
    -------------------------------------------------------------------------------------------
        Total Revenue                                 $  5,254        $  4,868        $  4,501
    ===========================================================================================

   (a) Other represents revenue attributable to unallocated capital and run-off businesses.


   The Company's revenue was derived almost entirely from U.S. domestic business. Revenue attributable to foreign countries was insignificant.

   The Company had no transactions with a single customer representing 10% or more of its revenue.

                  THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


4. INVESTMENTS

   FIXED MATURITIES

   The amortized cost and fair value of investments in fixed maturities were as follows:

      -----------------------------------------------------------------------------------------------------------
                                                                          GROSS          GROSS
      DECEMBER 31, 2000                                  AMORTIZED      UNREALIZED     UNREALIZED        FAIR
      ($ in millions)                                       COST           GAINS         LOSSES         VALUE
      -----------------------------------------------------------------------------------------------------------
      AVAILABLE FOR SALE:
         Mortgage-backed securities -
         CMOs and pass-through securities                 $ 5,492          $169          $ 34          $ 5,627
         U.S. Treasury securities and obligations
         of U.S. Government and government
         agencies and authorities                           1,141            71             5            1,207
         Obligations of states, municipalities
         and political subdivisions                           168            14             1              181
         Debt securities issued by foreign
         governments                                          761            18            14              765
         All other corporate bonds                         14,575           269           253           14,591
         Other debt securities                              4,217            87            59            4,245
         Redeemable preferred stock                           201            14            19              196
      -----------------------------------------------------------------------------------------------------------
            Total Available For Sale                      $26,555          $642          $385          $26,812
      -----------------------------------------------------------------------------------------------------------

                                                                             GROSS        GROSS
      DECEMBER 31, 1999                                    AMORTIZED      UNREALIZED    UNREALIZED        FAIR
      ($ in millions)                                        COST            GAINS        LOSSES          VALUE
      -----------------------------------------------------------------------------------------------------------
      AVAILABLE FOR SALE:
         Mortgage-backed securities -
         CMOs and pass-through securities                   $ 5,081          $ 22          $224          $ 4,879
         U.S. Treasury securities and obligations
         of U.S. Government and government
         agencies and authorities                             1,032            14            53              993
         Obligations of states, municipalities and
         political subdivisions                                 214            --            31              183
         Debt securities issued by foreign
         governments                                            811            35            10              836
         All other corporate bonds                           13,938            69           384           13,623
         Other debt securities                                3,319            30            99            3,250
         Redeemable preferred stock                             105             4             7              102
      -----------------------------------------------------------------------------------------------------------
            Total Available For Sale                        $24,500          $174          $808          $23,866
      -----------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Proceeds from sales of fixed maturities classified as available for sale were $10.8 billion, $12.6 billion and $13.4 billion in 2000, 1999 and 1998, respectively. Gross gains of $213 million, $200 million and $314 million and gross losses of $432 million, $223 million and $203 million in 2000, 1999 and 1998, respectively, were realized on those sales.

   Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote are not available amounted to $4.8 billion at December 31, 2000 and 1999.

   The amortized cost and fair value of fixed maturities at December 31, 2000, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

      --------------------------------------------------------------------------
                                                    AMORTIZED
      ($ in millions)                                  COST          FAIR VALUE
      --------------------------------------------------------------------------
      MATURITY:
         Due in one year or less                     $ 1,556          $ 1,545
         Due after 1 year through 5 years              7,789            7,839
         Due after 5 years through 10 years            5,606            5,640
         Due after 10 years                            6,112            6,161
                                                     ------------------------
                                                      21,063           21,185
                                                     ------------------------
         Mortgage-backed securities                    5,492            5,627
      --------------------------------------------------------------------------
            Total Maturity                           $26,555          $26,812
      --------------------------------------------------------------------------


   The Company makes investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class (PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

   At December 31, 2000 and 1999, the Company held CMOs classified as available for sale with a fair value of $4.4 billion and $3.8 billion, respectively. Approximately 49% and 52%, respectively, of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 2000 and 1999. In addition, the Company held $1.1 billion of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2000 and 1999. Virtually all of these securities are rated AAA.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and reinvests it in a short-term investment pool. See Note 14. The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the collateral held, representing its obligation to return the collateral related to these loaned securities, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31, 2000 and 1999, the Company held collateral of $1.5 billion and $561.1 million, respectively.

   EQUITY SECURITIES

   The cost and fair values of investments in equity securities were as follows:

      ------------------------------------------------------------------------------------------
                                                              GROSS          GROSS
      EQUITY SECURITIES:                                    UNREALIZED     UNREALIZED     FAIR
      ($ in millions)                             COST         GAINS         LOSSES       VALUE
      ------------------------------------------------------------------------------------------
      DECEMBER 31, 2000
         Common stocks                            $139          $ 11          $25          $125
         Non-redeemable preferred stocks           492             7           32           467
      ------------------------------------------------------------------------------------------
            Total Equity Securities               $631          $ 18          $57          $592
      ------------------------------------------------------------------------------------------

      DECEMBER 31, 1999
         Common stocks                            $195          $123          $ 4          $314
         Non-redeemable preferred stocks           496            15           41           470
      ------------------------------------------------------------------------------------------
            Total Equity Securities               $691          $138          $45          $784
      ------------------------------------------------------------------------------------------

   Proceeds from sales of equity securities were $397 million, $100 million and $212 million in 2000, 1999 and 1998, respectively. Gross gains of $107 million, $15 million and $30 million and gross losses of $16 million, $8 million and $24 million in 2000, 1999 and 1998, respectively, were realized on those sales.

   MORTGAGE LOANS AND REAL ESTATE HELD FOR SALE

   At December 31, 2000 and 1999, the Company's mortgage loan and real estate held for sale portfolios consisted of the following:

      --------------------------------------------------------------------------------------
      ($ in millions)                                                 2000            1999
      --------------------------------------------------------------------------------------
      Current Mortgage Loans                                         $2,144          $2,228
      Underperforming Mortgage Loans                                     43              57
                                                                     ----------------------
         Total Mortgage Loans                                         2,187           2,285
                                                                     ----------------------

      Real Estate Held For Sale - Foreclosed                             18             223
      Real Estate Held For Sale - Investment                             13              13
      --------------------------------------------------------------------------------------
         Total Real Estate                                               31             236
      --------------------------------------------------------------------------------------
         Total Mortgage Loans and Real Estate Held for Sale          $2,218          $2,521
      ======================================================================================

   Underperforming mortgage loans include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)
   Aggregate annual maturities on mortgage loans at December 31, 2000 are as follows:

      ---------------------------------------------
      YEAR ENDING DECEMBER 31,
      ($ in millions)
      ---------------------------------------------
      Past Maturity                         $   32
      2001                                     259
      2002                                     152
      2003                                     172
      2004                                     167
      2005                                     124
      Thereafter                             1,281
      ---------------------------------------------
         Total                              $2,187
      ---------------------------------------------

   TRADING SECURITIES

   Trading securities of the Company are held in Tribeca Investments LLC. See
   Note 12.

      -------------------------------------------------------------------------
      ($ in millions)                                     2000           1999
      -------------------------------------------------------------------------
      TRADING SECURITIES OWNED

      Convertible bond arbitrage                         $1,474          $1,045
      Merger arbitrage                                      309             421
      Other                                                  87             212
      -------------------------------------------------------------------------
         Total                                           $1,870          $1,678
      -------------------------------------------------------------------------

      TRADING SECURITIES SOLD NOT YET PURCHASED

      Convertible bond arbitrage                         $  845          $  799
      Merger arbitrage                                      205             299
      Other                                                  59              --
      -------------------------------------------------------------------------
         Total                                           $1,109          $1,098
      -------------------------------------------------------------------------

   The Company's trading portfolio investments and related liabilities are normally held for periods less than six months. Therefore, expected future cash flows for these assets and liabilities are expected to be realized in less than one year.

   OTHER INVESTED ASSETS
   Other invested assets are composed of the following:

      ------------------------------------------------------------------------
      ($ in millions)                                    2000           1999
      ------------------------------------------------------------------------
      Investment in Citigroup preferred stock          $  987          $  987
      Partnership investments                             807             592
      Real estate joint ventures                          535             502
      Other                                                27              17
      ------------------------------------------------------------------------
      Total                                            $2,356          $2,098
      ------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   CONCENTRATIONS

   At December 31, 2000 and 1999, the Company had an investment in Citigroup Preferred Stock of $987 million. See Note 14.

   The Company maintains a short-term investment pool for its insurance affiliates in which the Company also participates. See Note 14.

   The Company had concentrations of investments, primarily fixed maturities at fair value, in the following industries:

      --------------------------------------------------
      ($ in millions)                  2000      1999
      --------------------------------------------------
      Electric Utilities              $2,244    $1,653
      Banking                          2,078     1,906
      Finance                          1,836     1,571
      --------------------------------------------------

   The Company held investments in foreign banks in the amount of $1,082 million and $1,012 million at December 31, 2000 and 1999, respectively, which are included in the table above. Below investment grade assets included in the preceding table were not significant.

   Included in fixed maturities are below investment grade assets totaling $2.0 billion and $2.2 billion at December 31, 2000 and 1999, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade.

   Mortgage loan investments are relatively evenly dispersed throughout the United States, with no significant holdings in any one state. Also, there is no significant mortgage loan investment in a particular property type.

   The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

   NON-INCOME PRODUCING INVESTMENTS

   Investments included in the consolidated balance sheets that were non-income producing for the preceding 12 months were insignificant.

   RESTRUCTURED INVESTMENTS

   The Company had mortgage loans and debt securities that were restructured at below market terms at December 31, 2000 and 1999. The balances of the restructured investments were insignificant. The new terms typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans was insignificant in 2000 and in 1999. Interest on these assets, included in net investment income, was also insignificant in 2000 and 1999.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

   NET INVESTMENT INCOME

      ---------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,             2000      1999       1998
      ($ in millions)
      ---------------------------------------------------------------------
      GROSS INVESTMENT INCOME
         Fixed maturities                      $2,061    $1,806     $1,598
         Mortgage loans                           223       235        295
         Trading                                  208       141         43
         Joint ventures and partnerships          150       141         74
         Other, including policy loans            237       287        240
      ---------------------------------------------------------------------
      Total Gross Investment Income             2,879     2,610      2,250
      ---------------------------------------------------------------------
      Investment expenses                         149       104         65
      ---------------------------------------------------------------------
      Net Investment Income                    $2,730    $2,506     $2,185
      ---------------------------------------------------------------------

   REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)

   Net realized investment gains (losses) for the periods were as follows:

      ---------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,             2000      1999       1998
      ($ in millions)
      ---------------------------------------------------------------------
      REALIZED INVESTMENT GAINS (LOSSES)
         Fixed maturities                      $(219)       $(23)     $111
         Equity securities                        91           7         6
         Mortgage loans                           27          29        21
         Real estate held for sale                25         108        16
         Other                                    (1)         (8)       (5)
      ---------------------------------------------------------------------
                Total Realized Investment
                  Gains (Losses)               $ (77)       $113      $149
      ---------------------------------------------------------------------

   Changes in net unrealized investment gains (losses) that are reported as accumulated other changes in equity from non-owner sources or unrealized gains on Citigroup stock in shareholder's equity were as follows:

      ---------------------------------------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,                             2000             1999             1998
      ($ in millions)
      ---------------------------------------------------------------------------------------------------
      UNREALIZED INVESTMENT GAINS (LOSSES)
         Fixed maturities                                        $ 891           $(1,554)          $    91
         Equity securities                                        (132)               49                13
         Other                                                      14               (30)             (169)
      ---------------------------------------------------------------------------------------------------
            Total Unrealized Investment Gains (Losses)             773            (1,535)              (65)
      ---------------------------------------------------------------------------------------------------

         Related taxes                                             271              (539)              (20)
      ---------------------------------------------------------------------------------------------------
         Change in unrealized investment gains (losses)            502              (996)              (45)
         Transferred to paid in capital, net of tax                 --                --              (585)
         Balance beginning of year                                (398)              598             1,228
      ---------------------------------------------------------------------------------------------------
            Balance End of Year                                  $ 104           $  (398)          $   598
      ---------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   In 1998 Citigroup common stock owned by the Company was converted to Citigroup preferred stock. The balance of unrealized appreciation on the common stock was transferred to additional paid in capital.

   Included in Other in 1998 is the unrealized loss on Citigroup common stock of $167 million prior to the conversion to preferred stock.


5. REINSURANCE

   The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured.

   Since 1997 universal life business has been reinsured under an 80%/20% quota share reinsurance program and term life business has been reinsured under a 90%/10% quota share reinsurance program. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $2.5 million. Total in-force business ceded under reinsurance contracts is $252.5 billion and $222.5 billion at December 31, 2000 and 1999.

   The Company writes workers' compensation business through its Accident Department. This business is ceded 100% to an affiliate, The Travelers Indemnity Company.

   A summary of reinsurance financial data reflected within the consolidated statements of income and balance sheets is presented below ($ in millions):

      WRITTEN PREMIUMS                          2000      1999       1998
     ----------------------------------------------------------------------
      Direct                                   $2,634    $2,274     $2,310
      Assumed from:
         Non-affiliated companies                  --        --         --
      Ceded to:
         Affiliated companies                   (195)     (206)      (242)
         Non-affiliated companies               (465)     (322)      (317)
     ----------------------------------------------------------------------
      Total Net Written Premiums               $1,974    $1,746     $1,751
     ======================================================================

      EARNED PREMIUMS                           2000      1999       1998
     ----------------------------------------------------------------------
      Direct                                   $2,644    $2,248     $2,286
      Assumed from:
         Non-affiliated companies                  --        --         --
      Ceded to:
         Affiliated companies                   (216)     (193)      (251)
         Non-affiliated companies               (462)     (327)      (308)
     ----------------------------------------------------------------------
      Total Net Earned Premiums                $1,966    $1,728     $1,727
     ======================================================================

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Reinsurance recoverables at December 31, 2000 and 1999 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):

      REINSURANCE RECOVERABLES                  2000      1999
     -----------------------------------------------------------
      Life and Accident and Health Business:
         Non-affiliated companies              $2,024    $1,221
      Property-Casualty Business:
         Affiliated companies                   1,953     2,013
     -----------------------------------------------------------
      Total Reinsurance Recoverables           $3,977    $3,234
     ===========================================================

   Reinsurance recoverables include $820 million from General Electric Capital Assurance Company at December 31, 2000, related to the July 1, 2000 indemnity reinsurance transaction. Reinsurance recoverables also include $539 million and $569 million, from The Metropolitan Life Insurance Company as of December 31, 2000 and 1999, respectively.

6. DEPOSIT FUNDS AND RESERVES

   At December 31, 2000 and 1999, the Company had $29.7 billion and $27.0 billion of life and annuity deposit funds and reserves, respectively. Of that total, $16.4 billion and $13.8 billion is not subject to discretionary withdrawal based on contract terms. The remaining $13.3 billion and $13.2 billion is for life and annuity products that are subject to discretionary withdrawal by the contractholder. Included in the amounts that are subject to discretionary withdrawal is $2.9 billion and $2.1 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $4.9 billion and $4.9 billion of life insurance and individual annuity liabilities which are subject to discretionary withdrawals, and have an average surrender charge of 4.5% and 4.6%. In the payout phase, these funds are credited at significantly reduced interest rates. The remaining $5.5 billion and $6.2 billion of liabilities are surrenderable without charge. More than 10.5% and 12.7% of these relate to individual life products for 2000 and 1999, respectively. These risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent against withdrawal by long-term policyholders. Insurance liabilities that are surrendered or withdrawn are reduced by outstanding policy loans and related accrued interest prior to payout.


7. COMMERCIAL PAPER AND LINES OF CREDIT

   TIC has issued commercial paper directly to investors in prior years. No commercial paper was outstanding at December 31, 2000 or December 31, 1999. TIC must maintain bank lines of credit at least equal to the amount of the outstanding commercial paper. Citigroup and TIC have an agreement with a syndicate of banks to provide $1.0 billion of revolving credit, to be allocated to Citigroup or TIC. TIC's participation in this agreement is limited to $250 million. The agreement consists of a five-year revolving credit facility that expires in June 2001. At December 31, 2000 and 1999, no credit under this agreement was allocated to TIC. Under this facility TIC is required to maintain certain minimum equity and risk-based capital levels. At December 31, 2000, the Company was in compliance with these provisions. If TIC had borrowings outstanding on this facility, the interest rate would be based upon LIBOR plus a contractually negotiated margin.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


8. FEDERAL INCOME TAXES

      EFFECTIVE TAX RATE

      ($ in millions)
      ----------------------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,             2000            1999            1998
      ----------------------------------------------------------------------------------
      Income Before Federal Income Taxes        $ 1,654         $ 1,592         $ 1,383
      Statutory Tax Rate                             35%             35%             35%
      ----------------------------------------------------------------------------------
      Expected Federal Income Taxes                 579             557             484
      Tax Effect of:
         Non-taxable investment income              (19)            (19)             (5)
         Other, net                                  (9)              7               2
      ----------------------------------------------------------------------------------
      Federal Income Taxes                      $   551         $   545         $   481
      ==================================================================================
      Effective Tax Rate                             33%             34%             35%
      ----------------------------------------------------------------------------------

      COMPOSITION OF FEDERAL INCOME TAXES
      Current:
         United States                          $   429         $   377         $   418
         Foreign                                     33              32              24
      ----------------------------------------------------------------------------------
         Total                                      462             409             442
      ----------------------------------------------------------------------------------
      Deferred:
         United States                               96             143              40
         Foreign                                     (7)             (7)             (1)
      ----------------------------------------------------------------------------------
         Total                                       89             136              39
      ----------------------------------------------------------------------------------
      Federal Income Taxes                      $   551         $   545         $   481
      ==================================================================================

   Additional tax benefits attributable to employee stock plans allocated directly to shareholder's equity for the years ended December 31, 2000, 1999 and 1998 were $24 million, $17 million and $17 million, respectively.

                  THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The net deferred tax liabilities at December 31, 2000 and 1999 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

      ------------------------------------------------------------------------------------------
      ($ in millions)                                                       2000          1999
      ------------------------------------------------------------------------------------------
      Deferred Tax Assets:
         Benefit, reinsurance and other reserves                          $   667        $ 645
         Operating lease reserves                                              66           70
         Investments, net                                                      --           11
         Other employee benefits                                              102          106
         Other                                                                139          142
      ------------------------------------------------------------------------------------------
            Total                                                             974          974
      ------------------------------------------------------------------------------------------

      Deferred Tax Liabilities:
         Deferred acquisition costs and value of insurance in force          (843)        (773)
         Investments, net                                                    (308)          --
         Other                                                               (107)        (124)
      ------------------------------------------------------------------------------------------
            Total                                                          (1,258)        (897)
      ------------------------------------------------------------------------------------------
      Net Deferred Tax (Liability) Asset Before Valuation Allowance          (284)          77
      Valuation Allowance for Deferred Tax Assets                               0         (100)
      ------------------------------------------------------------------------------------------
      Net Deferred Tax Liability After Valuation Allowance                $  (284)       $ (23)
      ------------------------------------------------------------------------------------------

   The Company and its life insurance subsidiaries file a consolidated federal income tax return. Federal income taxes are allocated to each member of the consolidated group on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability will be paid currently to the Company. Any credits for losses will be paid by the Company to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

   The elimination of the valuation allowance for deferred tax assets in 2000 resulted from an analysis of the availability of capital gains to offset capital losses. In management's opinion, there will be adequate capital gains to make realization of existing capital losses more likely than not. The reduction in the valuation allowance was recognized by reducing goodwill.

   At December 31, 2000, the Company had no ordinary or capital loss carryforwards.

   The policyholders surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $932 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. Distributions are not currently contemplated from this account. At current rates the maximum amount of such tax would be approximately $326 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


9. SHAREHOLDER'S EQUITY

   Shareholder's Equity and Dividend Availability

   The Company's statutory net income, which includes the statutory net income of all insurance subsidiaries, was $981 million, $890 million and $702 million for the years ended December 31, 2000, 1999 and 1998, respectively.

   The Company's statutory capital and surplus was $5.16 billion and $5.03 billion at December 31, 2000 and 1999, respectively.

   Effective January 1, 2001, the Company will prepare its statutory basis financial statements in accordance with the revised Manual subject to any deviations prescribed or permitted by its domicilary insurance commissioners (see Note 1, Summary of Significant Accounting Policies, Permitted Statutory Accounting Practices). The Company has estimated that the impact of this change on statutory capital and surplus will not be significant.

   The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. A maximum of $984 million is available by the end of the year 2001 for such dividends without prior approval of the Connecticut Insurance Department. In addition, under a revolving credit facility, the Company is required to maintain certain minimum equity and risk-based capital levels. The Company was in compliance with these covenants at December 31, 2000 and 1999. The Company paid dividends of $860 million, $550 million and $110 million in 2000, 1999 and 1998, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



9.   SHAREHOLDER'S EQUITY (CONTINUED)

Accumulated Other Changes in Equity from Non-Owner Sources, Net of Tax
--------------------------------------------------------------------------------

Changes in each component of Accumulated Other Changes in Equity from Non-Owner Sources were as follows:
--------------------------------------------------------------------------------

                                                              NET UNREALIZED       FOREIGN            ACCUMULATED OTHER
                                                              GAIN (LOSS) ON       CURRENCY           CHANGES IN EQUITY
                                                              INVESTMENT           TRANSLATION        FROM  NON-OWNER
($ in millions)                                               SECURITIES           ADJUSTMENTS        SOURCES
------------------------------------------------------------------------------------------------------------------------------------

BALANCE, JANUARY 1, 1998                                             $545                $(10)                  $535
Unrealized gains on investment securities,
     Net of tax of $85                                                159                   -                    159
Less: reclassification adjustment for gains
     Included in net income, net of tax of $52                         97                   -                     97
Foreign currency translation adjustment,
     Net of tax of $2                                                   -                   1                      1
------------------------------------------------------------------------------------------------------------------------------------
CURRENT PERIOD CHANGE                                                  62                   1                     63
------------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998                                            607                  (9)                   598
Unrealized losses on investment securities,
     Net of tax of $497                                              (923)                  -                   (923)
Less: reclassification adjustment for gains
     Included in net income, net of tax of $40                         73                   -                     73
------------------------------------------------------------------------------------------------------------------------------------
CURRENT PERIOD CHANGE                                                (996)                  -                    (996)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999                                           (389)                 (9)                   (398)
------------------------------------------------------------------------------------------------------------------------------------
Unrealized gain on investment securities,
     Net of tax of $297                                               551                   -                     551
Less: reclassification adjustment for losses
     Included in net income, net of tax of $(27)                      (50)                  -                     (50)
Foreign currency translation adjustment,
     Net of tax of $1                                                   -                   1                       1
------------------------------------------------------------------------------------------------------------------------------------
CURRENT PERIOD CHANGE                                                 501                   1                     502
------------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2000                                            112                  (8)                    104
------------------------------------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


10.  BENEFIT PLANS

     Pension and Other Postretirement Benefits
     -----------------------------------------

     The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by TIGI. The Company's share of net expense for the qualified pension and other postretirement benefit plans was not significant for 2000, 1999 and 1998.

     401(k) Savings Plan
     -------------------

     Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. The Company's expenses in connection with the 401(k) savings plan were not significant in 2000, 1999 and 1998.


11.  LEASES

     Most leasing functions for TIGI and its subsidiaries are administered by Travelers Property Casualty Corp. (TPC). Rent expense related to all leases is shared by the companies on a cost allocation method based generally on estimated usage by department. Net rent expense was $26 million, $30 million, and $24 million in 2000, 1999 and 1998, respectively.

--------------------------------------------------------------------------------
        YEAR ENDING DECEMBER 31,                              MINIMUM OPERATING
        ($ in millions)                                        RENTAL PAYMENTS
--------------------------------------------------------------------------------

        2001                                                       $49
        2002                                                        48
        2003                                                        47
        2004                                                        43
        2005                                                        41
        Thereafter                                                 283
--------------------------------------------------------------------------------
        Total Rental Payments                                     $511
--------------------------------------------------------------------------------


     Future sublease rental income of approximately $90 million will partially offset these commitments. Also, the Company will be reimbursed for 50% of the rental expense for a particular lease totaling $182 million, by an affiliate. Minimum future capital lease payments are not significant.

     The Company is reimbursed for use of furniture and equipment through cost sharing agreements by its affiliates.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


12.  DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

     Derivative Financial Instruments
     --------------------------------

     The Company uses derivative financial instruments, including financial futures, interest rate swaps, currency swaps, equity swaps, options and forward contracts as a means of hedging exposure to interest rate, equity price, and foreign currency risk on anticipated transactions or existing assets and liabilities. The Company, through Tribeca Investments LLC, a subsidiary that is a broker/dealer, holds and issues derivative instruments for trading purposes. All of these derivative financial instruments have off-balance sheet risk. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For interest rate swaps, currency swaps, equity swaps, options and forward contracts, credit risk is limited to the amount that it would cost the Company to replace the contracts. Financial futures contracts and purchased listed option contracts have little credit risk since organized exchanges are the counterparties. The Company as a writer of option contracts has no credit risk since the counterparty has no performance obligation after it has paid a cash premium.

     The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures.

     The Company uses exchange-traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts which offset asset price changes resulting from changes in market interest rates until an investment is purchased or a product is sold.

     Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company's involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

     At December 31, 2000 and 1999, the Company held financial futures contracts with notional amounts of $493 million and $255 million, respectively. These financial futures had no deferred gain or deferred loss in 2000, and a deferred gain of $1.8 million and a deferred loss of $.5 million in 1999. Total gains of $6.9 million from financial futures were deferred at December 31, 1999, relating to anticipated investment purchases and investment product sales, and are reported as other liabilities. There were no deferred amounts at December 31, 2000. At December 31, 2000 and 1999, the Company's futures contracts had no fair value because these contracts were marked to market and settled in cash daily.

     The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. The Company also enters

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     into basis swaps in which both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Swap agreements are not exchange-traded so they are subject to the risk of default by the counterparty.

     At December 31, 2000 and 1999, the Company held interest rate swap contracts with notional amounts of $1,904 million and $1,498 million, respectively. The fair value of these financial instruments was $8.4 million (gain position) and $21.2 million (loss position) at December 31, 2000 and was $25.1 million (gain position) and $26.3 million (loss position) at December 31, 1999. The fair values were determined using the discounted cash flow method.

     The Company enters into currency swaps in connection with other financial instruments to provide greater risk diversification and better match assets purchased in U.S. Dollars with corresponding funding agreements issued in foreign currencies. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, foreign currency for U.S. Dollars based upon interest amounts calculated by reference to an agreed notional principal amount. Generally, there is an exchange of foreign currency for U.S. Dollars at the outset of the contract based upon the prevailing foreign exchange rate. Swap agreements are not exchange-traded so they are subject to the risk of default by the counterparty.

     At December 31, 2000 and 1999, the Company held currency swap contracts with notional amounts of $974.0 million and $732.7 million, respectively. The fair value of these financial instruments was $1.0 million (gain position) and $144.3 million (loss position) at December 31, 2000, respectively, and $59.0 million (loss position) at December 31, 1999. The fair values were determined using the discounted cash flow method.

     At December 31, 2000 and 1999, the Company held interest rate, currency and equity swap contracts with affiliate counterparties with a notional amount of $168.7 million and $207.5 million, respectively, and a fair value of $8.3 million (gain position) and $22.6 million (loss position), respectively.

     The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor's 500 Index falls below agreed upon strike prices.

     At December 31, 2000 and 1999, the Company held equity options with notional amounts of $462.3 million and $275.4 million, respectively. The fair value of these financial instruments was $14.4 million (gain position) and $32.6 million (gain position) at December 31, 2000 and 1999, respectively. The fair value of these contracts represents the estimated replacement cost as quoted by independent third party brokers.

     The off-balance sheet risks of interest rate options, equity swaps and forward contracts were not significant at December 31, 2000 and 1999.

     The off-balance sheet risk of derivative instruments held for trading purposes was not significant at December 31, 2000 and 1999.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Financial Instruments with Off-Balance Sheet Risk
     -------------------------------------------------
     In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships. The off-balance sheet risk of these financial instruments was not significant at December 31, 2000 and 1999. The Company had unfunded commitments to partnerships with a value of $491.2 million and $459.8 million at December 31, 2000 and 1999, respectively.

     Fair Value of Certain Financial Instruments
     -------------------------------------------
     The Company uses various financial instruments in the normal course of its business. Certain insurance contracts are excluded by Statement of Financial Accounting Standards No. 107, "Disclosure about Fair Value of Financial Instruments", and therefore are not included in the amounts discussed.

     At December 31, 2000 and 1999, investments in fixed maturities had a carrying value and a fair value of $26.8 billion and $23.9 billion, respectively. See Notes 1 and 4.

     At December 31, 2000, mortgage loans had a carrying value of $2.2 billion and a fair value of $2.2 billion and in 1999 had a carrying value of $2.3 billion and a fair value of $2.3 billion. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

     Citigroup Preferred Stock, included in other invested assets, had a carrying value and fair value of $987 million at December 31, 2000 and 1999.

     At December 31, 2000, contractholder funds with defined maturities had a carrying value of $6.8 billion and a fair value of $6.7 billion, compared with a carrying value and a fair value of $5.0 billion and $4.7 billion at December 31, 1999. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $10.1 billion and a fair value of $9.9 billion at December 31, 2000, compared with a carrying value of $10.1 billion and a fair value of $9.9 billion at December 31, 1999. These contracts generally are valued at surrender value.

     The carrying values of $588 million and $228 million of financial instruments classified as other assets approximated their fair values at December 31, 2000 and 1999, respectively. The carrying values of $2.4 billion and $1.4 billion of financial instruments classified as other liabilities also approximated their fair values at December 31, 2000 and 1999, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

     The assets of separate accounts providing a guaranteed return had a carrying value and a fair value of $376 million at December 31, 2000, compared with a carrying value and a fair value of $251 million at December 31, 1999. The liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $376 million at December 31, 2000, compared with a carrying value and a fair value of $251 million at December 31, 1999.

     The carrying values of cash, trading securities and trading securities sold not yet purchased are carried at fair value. The carrying values of short-term securities and investment income accrued approximated their fair values.

     The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


13.  COMMITMENTS AND CONTINGENCIES

     Financial Instruments with Off-Balance Sheet Risk
     -------------------------------------------------
     See Note 12 for a discussion of financial instruments with off-balance sheet risk.

     Litigation
     ----------

     In March 1997, a purported class action entitled Patterman v. The Travelers, Inc., et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. From February 1998 through April 2000, various motions for transfer of the lawsuit were heard and appealed. In April 2000, the matter was remanded to the Superior Court of Richmond County by the Georgia Supreme Court. Also, in April 2000 defendants moved for summary judgement on all counts of the complaint. Discovery commenced in May 2000. Defendants intend to vigorously contest the litigation.

     The Company is also a defendant or co-defendant in various other litigation matters in the normal course of business. Although there can be no assurances, as of December 31, 2000, the Company believes, based on information currently available, that the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.


14.  RELATED PARTY TRANSACTIONS

     The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI are handled by two companies. The Company handles banking functions for the life and annuity operations of Travelers Life & Annuity and some of its non-insurance affiliates. The Travelers Indemnity Company handles banking functions for the property-casualty operations, including most of its property-casualty insurance and non-insurance affiliates. Settlements between companies are made at least monthly. The Company provides various employee benefits coverages to employees of certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment advisory and management services, data processing services and claims processing services are shared with affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

     The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2000 and 1999, the pool totaled approximately $4.4 billion and $2.6 billion, respectively. The Company's share of the pool amounted to $1.8 billion and $1.0 billion at December 31, 2000 and 1999, respectively, and is included in short-term securities in the consolidated balance sheet.

     The Company markets deferred annuity products and life and health insurance through its affiliate, Salomon Smith Barney (SSB). Premiums and deposits related to these products were $1.9 billion, $1.4 billion, and $1.3 billion in 2000, 1999 and 1998, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     The Company also markets individual annuity and life and health insurance through CitiStreet Retirement Services, LLC (formerly The Copeland Companies) a division of CitiStreet a joint venture between Citigroup and State Street Bank. Deposits received from CitiStreet Retirement Services, LLC were $1.8 billion, $1.6 billion and $1.3 billion in 2000, 1999 and 1998, respectively.

     During 1998, the Company began distributing individual annuity products through an affiliate Citibank, NA, (Citibank). Deposits received from Citibank were $392 million in 2000 and were insignificant in 1999 and 1998.

     At December 31, 2000 and 1999 the Company had outstanding loaned securities to SSB for $234.1 million and $123.0 million, respectively.

     Included in other invested assets is a $987 million investment in Citigroup preferred stock at December 31, 2000 and 1999, carried at cost. Dividends received on this investment were $32 million in 2000 and $32 million in 1999.

     The Company sells structured settlement annuities to the insurance subsidiaries of TPC in connection with the settlement of certain policyholder obligations. Such premiums and deposits were $191 million, $156 million, and $104 million for 2000, 1999 and 1998, respectively. Reserves and contractholder funds related to these annuities amounted to $811 million and $798 million in 2000 and 1999, respectively.

     In the ordinary course of business, the Company purchases and sells securities through affiliated broker-dealers. These transactions are conducted on an arm's length basis.

     Primerica Life has entered into a General Agency Agreement with Primerica Financial Services, Inc. (Primerica), that provides that Primerica will be Primerica Life's general agent for marketing all insurance of Primerica Life. In consideration of such services, Primerica Life agreed to pay Primerica marketing fees of no less than $10 million based upon U.S. gross direct premiums received by Primerica Life. In each of 2000, 1999, and 1998 the fees paid by Primerica Life were $12.5 million.

     In 1998 Primerica became a distributor of products for Travelers Life & Annuity. Primerica sold $1.03 billion, $903 million and $256 million of individual annuities in 2000, 1999 and 1998, respectively.

     The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and key employees. To further encourage employee stock ownership, during 1997 Citigroup introduced the WealthBuilder stock option program. Under this program, all employees meeting certain requirements have been granted Citigroup stock options. During 2000, Citigroup introduced the Citigroup 2000 Stock Purchase Plan, which allowed eligible employees of Citigroup including the Company's employees to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. Enrolled employees are permitted to make one purchase prior to the expiration date.

     The Company also participates in the Citigroup Capital Accumulation Plan. Participating officers and other key employees receive a restricted stock award in the form of Citigroup common stock. These restricted stock awards generally vest after a three-year period and, except under limited circumstances, the stock can not be sold or transferred during the restriction period by the participant, who is required to render service to the Company during the restricted period.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Unearned compensation expense associated with the Citigroup restricted common stock grants, which represents the market value of Citigroup's common stock at the date of grant is included with other assets in the Consolidated Balance Sheet and is recognized as a charge to income ratably over the vesting period. The Company's charge to income was insignificant during 2000, 1999 and 1998.

     The Company applies Accounting Principles Board Opinion No. 25 (APB 25) and related interpretations in accounting for stock options. Since stock options under the Citigroup plans are issued at fair market value on the date of award, no compensation cost has been recognized for these awards. FAS 123 provides an alternative to APB 25 whereby fair values may be ascribed to options using a valuation model and amortized to compensation cost over the vesting period of the options.

     Had the Company applied FAS 123 in accounting for Citigroup stock options, net income would have been the pro forma amounts indicated below:

------------------------------------------------------------------------------------------------------------------------------------
       YEAR ENDED DECEMBER 31,                                    2000             1999             1998
       ($ in millions)
------------------------------------------------------------------------------------------------------------------------------------

       Net income, as reported                                    $1,103           $1,047           $902
       FAS 123 pro forma adjustments, after tax                      (19)             (16)           (13)
------------------------------------------------------------------------------------------------------------------------------------
       Net income, pro forma                                      $1,084           $1,031           $889
------------------------------------------------------------------------------------------------------------------------------------

       The assumptions used in applying FAS 123 to account for Citigroup stock options were as follows:

------------------------------------------------------------------------------------------------------------------------------------
       YEAR ENDED DECEMBER 31,                                    2000             1999             1998
------------------------------------------------------------------------------------------------------------------------------------
       Expected volatility of Citigroup Stock                        41.5%        44.1%              37.1%
       Risk-free interest rate                                       6.23%        5.29%              5.83%
------------------------------------------------------------------------------------------------------------------------------------
       Expected annual dividend per Citigroup share                 $0.78        $0.47               $0.32
------------------------------------------------------------------------------------------------------------------------------------
       Expected annual forfeiture rate                                  5%           5%                  5%
------------------------------------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


15.  RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES

     The following table reconciles net income to net cash provided by operating activities:

------------------------------------------------------------------------------------------------------------------------------------
        FOR THE YEAR ENDED DECEMBER 31,                                              2000            1999           1998
        ($ in millions)
------------------------------------------------------------------------------------------------------------------------------------

        Net Income From Continuing Operations                                      $1,103         $1,047           $902
             Adjustments to reconcile net income to net cash provided by operating activities:
                 Realized (gains) losses                                               77          (113)           (149)
                 Deferred federal income taxes                                         89           136              39
                 Amortization of deferred policy acquisition costs                    347           315             275
                 Additions to deferred policy acquisition costs                      (648)         (686)           (566)
                 Investment income                                                   (384)         (221)           (202)
                 Premium balances                                                      20           (13)             36
                 Insurance reserves and accrued expenses                              559           411             335
                 Other                                                                 77            99             205
------------------------------------------------------------------------------------------------------------------------------------
                 Net cash provided by operations                                   $1,240          $975            $875
------------------------------------------------------------------------------------------------------------------------------------

16.  NON-CASH INVESTING AND FINANCING ACTIVITIES

     Significant non-cash investing and financing activities include the acquisition of real estate through foreclosures of mortgage loans amounting to $205 million in 1999 and the conversion of Citigroup common stock into Citigroup preferred stock valued at $987 million in 1998.

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING

Sections 33-770 et seq, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


               UNDERTAKING TO REPRESENT REASONABLENESS OF CHARGES

The Company hereby represents that the aggregate charges under the Policy of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

-  The facing sheet.

-  The Prospectus.

-  The undertaking to file reports.

-  The signatures.

-  Written consents of the following persons:

A. Consent of Katherine M. Sullivan, General Counsel, to the filing of her opinion as an exhibit to this Registration Statement and to the reference to her opinion under the caption "Legal Proceedings and Opinion" in the Prospectus. (See Exhibit 11 below).

B. Consent and Actuarial Opinion pertaining to the illustrations contained in the Prospectus.

C.      Consent of KPMG LLP, Independent Certified Public Accountants.

D.      Powers of Attorney (See Exhibit 12 below).

-       The following Exhibits:

1. Resolution of the Board of Directors of The Travelers Insurance Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed August 21, 1995.)

2.      Not applicable.

3(a). Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Insurance Company and Travelers Distribution LLC (Incorporated herein by reference to Exhibit 3(a) to Post Effective Amendment No. 4 to the Registration Statement on Form N-4, File
        No. 333-58783 filed February 26, 2001.)

3(b). Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No.4 to the Registration Statement on
        Form N-4, File No. 333-27689, filed April 6, 2001.)

3(c). Agents Agreement, including schedule of sales commissions. (Incorporated herein by reference to Exhibit 3(c) to Post-Effective Amendment No.1 to the Registration Statement on Form S-6, filed April 25, 1997.)

4.      None

5.      Variable Life Insurance Policy. (Incorporated herein by reference to
        Exhibit 5 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed August 21, 1995.)

6(a). Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to Exhibit 3(a)(i) to the Registration Statement on Form S-2, File No. 33-58677 filed via
        Edgar on April 18, 1995.)

6(b). By-Laws of The Travelers Insurance Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(b)(i) to the Registration Statement on Form S-2, File No. 33-58677 filed via Edgar on April 18, 1995.)

7.      None

8.      None

9.      None

10. Application for Variable Life Insurance Policy. (Incorporated herein by reference to Exhibit 10 to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 filed April 24, 1998.)

11. Opinion of Counsel, regarding the legality of securities being registered. (Incorporated herein by reference to Exhibit 11 to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 filed April 24, 1998.)

12. Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for George C. Kokulis, Katherine M. Sullivan and Glenn D. Lammey. (Incorporated herein by reference to Exhibit 12(b) to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 filed April 26, 2000.)

12(b) Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Glenn D. Lammey, Marla Berman Lewitus and William R. Hogan filed herewith.

13. Memorandum concerning transfer and redemption procedures, as required by Rule 6e-3(T)(b)(12)(ii). (Incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed August 21, 1995.)

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the registrant, The Travelers Variable Life Insurance Separate Account Three, certifies that it meets all of the requirements for effectiveness of this post-effective amendment to this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 17th day of April, 2001.


          THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT THREE
                                  (Registrant)

                         THE TRAVELERS INSURANCE COMPANY
                                   (Depositor)


                                By:*GLENN D. LAMMEY
                                   ------------------------------------
                                    Glenn D. Lammey, Chief Financial Officer,
                                    Chief Accounting Officer and Controller



Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 17th day of April 2001.



*GEORGE C. KOKULIS              Director, President and Chief Executive Officer
----------------------          (Principal Executive Officer)
  (George C. Kokulis)


*GLENN D. LAMMEY                Director, Chief Financial Officer,
----------------------          Chief Accounting Officer and Controller
  (Glenn D. Lammey)             (Principal Financial Officer)


*MARLA BERMAN LEWITUS           Director
----------------------
  (Marla Berman Lewitus)


*WILLIAM R. HOGAN               Director
----------------------
  (William R. Hogan)


*By:    /s/Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX

Attachment
     or
Exhibit  No.      Description                                        Method of Filing
------------      -----------                                        -----------------
ATTACHMENTS:

B.                Consent and Actuarial Opinion pertaining
                  to the illustrations contained in the
                  Prospectus.                                         Electronically


C.                Consent of KPMG LLP, Independent Certified
                  Public Accountants.                                 Electronically

Exhibits:

12(b).            Powers of Attorney authorizing Ernest
                  J. Wright or Kathleen A. McGah as signatory         Electronically
                  for Glenn D. Lammey, Marla Berman Lewitus
                  and William R. Hogan.
